                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-14363
                                                               File No. 811-5162

                                                                       ---------
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X
                                                                       ---------

         Pre-Effective Amendment No.
                                      ---------
                                                                       ---------
         Post-Effective Amendment No.    40                                X
                                      ---------                        ---------

                               AND

                                                                       ---------
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X
                                                                       ---------

         Amendment No.                   40
                                      ---------


                               DELAWARE VIP TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania                      19103-7094
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including Area Code:                800 523-1918
                                                                   ------------

  Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                               May 19, 2003
                                                                   ------------

It is proposed that this filing will become effective:

-----------
            Immediately upon filing pursuant to paragraph (b)
-----------
     X      on May 19, 2003 pursuant to paragraph (b)
-----------
            60 days after filing pursuant to paragraph (a) (1)
-----------
            on (date) pursuant to paragraph (a)(1)
-----------
            75 days after filing pursuant to paragraph (a) (2)
-----------
            on (date) pursuant to paragraph (a)(2) of Rule 485
-----------

If appropriate:

-----------
            this post-effective amendment designates a new effective date for a previously filed post-effective amendment
-----------

                             --- C O N T E N T S ---


This Post-Effective Amendment No. 40 to Registration File No. 33-14363 includes the following:

          1. Facing Page

          2. Contents Page

          3. Part A - Prospectuses

          4. Part B - Statement of Additional Information

          5. Part C - Other Information

          6. Signatures

                               DELAWARE VIP TRUST
                     Delaware VIP Diversified Income Series

                                  Service Class

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus


                                  May 19, 2003


This Prospectus offers the Delaware VIP Diversified Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

Overview                                                    page
Delaware VIP Diversified Income Series

How we manage the Series                                    page
Our investment strategies
The securities we typically invest in
The risks of investing in the Series
Investment manager and sub-advisor
Portfolio managers
Who's who?

Important information about the Series                      page
Share classes
Purchase and redemption of shares
Valuation of shares
Dividends, distributions and taxes

Financial highlights                                        page

Overview:  Delaware VIP Diversified Income Series

What is the Series' goal?
Delaware VIP Diversified Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These sectors include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. The Series may have a portfolio turnover rate in excess of 100%, which can result in increased transaction costs for investors and may affect the Series' performance. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Series' fees and expenses?
These tables and example do not include any fees or sales charges imposed by your variable contract. If they were included, your cost would be higher.


---------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your investments      Maximum sales charge (load) imposed on
when you buy or sell shares of the Service Class.               purchases as a percentage of offering price                   n/a
                                                                -----------------------------------------------------------------
                                                                Maximum contingent deferred sales charge (load)
                                                                as a percentage of original purchase price or
                                                                redemption price, whichever is lower                          n/a
                                                                -----------------------------------------------------------------
                                                                Maximum sales charge (load) imposed on
                                                                reinvested dividends                                          n/a
                                                                -----------------------------------------------------------------
                                                                Redemption fees                                               n/a
                                                                -----------------------------------------------------------------
                                                                Exchange fees                                                 n/a
---------------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted from the          Management fees                                             0.65%
Series' assets.                                                 -----------------------------------------------------------------
                                                                Distribution and service (12b-1) fees(1)                    0.30%
                                                                -----------------------------------------------------------------
                                                                Other expenses(2)                                           0.28%
                                                                -----------------------------------------------------------------
                                                                Total operating expenses                                    1.23%
                                                                -----------------------------------------------------------------
                                                                Fee waivers and payments(1), (3)                           (0.18%)
                                                                -----------------------------------------------------------------
                                                                Net expenses                                                1.05%
---------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of        1 year                                                       $107
investing in the Series to the cost of investing in other       -----------------------------------------------------------------
mutual funds with similar investment objectives. We show        3 years                                                      $373
the cumulative amount of Series expenses on a hypothetical      -----------------------------------------------------------------
investment of $10,000 with an annual 5% return over the
time shown.(4) This is an example only, and does not
represent future expenses, which may be greater or less
than those shown here.
------------------------------------------------------------- ------------------------------------------------------------------

(1) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2004 to no more than 0.25% of average daily net assets.
(2)  Other expenses are based on estimated amounts for the current fiscal year.
(3) The investment manger has contracted to waive fees and pay expenses through April 30, 2004 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.80% of average daily net assets.
(4) The Series' actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Series

Our investment strategies
Delaware VIP Diversified Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on, as well as our general investment approach in each sector:

o In the Investment Grade Sector, we select U.S. government and high-quality corporate bonds primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio, which could enhance total return.

o In the High Yield Sector, we purchase U.S. high-yield corporate bonds to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the issuing companies may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o In the International Sector, we select foreign bonds to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

---------------------------------------------------------       ----------------------------------------------------------------
                         Securities                                                     How we use them
                                                                            Delaware VIP Diversified Income Series
---------------------------------------------------------       ----------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a        The Series may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by a          corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical ratings organization          Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have poor credit quality and may have      We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                     situation, its management, the prospects for its industry
                                                                and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                ratings. The Series may invest in unrated bonds if we
                                                                believe their credit quality is comparable to the rated
                                                                bonds we are permitted to invest in. Unrated bonds may be
                                                                more speculative in nature than rated bonds.
---------------------------------------------------------       ----------------------------------------------------------------
U.S. government securities: Direct U.S. obligations             The Series may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt             government obligations; however, these securities will
securities issued by the U.S. Treasury or securities of U.S.    typically be a smaller percentage of the portfolio because
government agencies or instrumentalities which are backed by    they generally do not offer as high a level of current
the full faith and credit of the United States.                 income as other fixed-income securities the Series may
invest in.
---------------------------------------------------------       ----------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that        We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving          mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage      issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or               We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage       securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage    not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial             or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates    rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies     categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                           also represent interests in whole-loan mortgages,
                                                                multi-family mortgages, commercial mortgages and other
                                                                mortgage collateral supported by a first mortgage lien on
                                                                real estate. The privately issued securities we invest in
                                                                are either CMOs or REMICs (see below).
---------------------------------------------------------       ----------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued    See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
---------------------------------------------------------       ----------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately    See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
---------------------------------------------------------       ----------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts      We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit         the four highest categories by an NRSRO.
loans.
---------------------------------------------------------       ----------------------------------------------------------------



---------------------------------------------------------       ----------------------------------------------------------------
                         Securities                                                     How we use them
                                                                            Delaware VIP Diversified Income Series
---------------------------------------------------------       ----------------------------------------------------------------
Investment grade corporate bonds: Debt obligations issued by    The Series may invest up to 60% of net assets in investment
a corporation rated in one of the four highest categories by    grade corporate bonds.
an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories by an NRSRO comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and
interest. Securities in the fourth category by an NRSRO are
known as medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but with
greater vulnerability to adverse economic conditions and
speculative characteristics.
---------------------------------------------------------       ----------------------------------------------------------------
Foreign government securities and foreign corporate bonds:      We may invest in foreign government securities and
Foreign government securities issued by foreign governments     primarily focus on better quality bonds with
or supranational entities. A supranational entity is an         investment-grade credit ratings. The Series may also invest
entity established or financially supported by the national     in securities issued by supranational entities, which are
governments of one or more countries. The International Bank    typically of higher quality.
for Reconstruction and Development (more commonly known as
the World Bank) is one example of a supranational entity.       We may invest in both rated and unrated foreign securities.
                                                                We may invest both in investment grade securities and
Foreign corporate bonds are debt obligations issued by a        non-investment grade (i.e., those rated BB or lower by S&P
foreign corporation.                                            or Fitch, Ba or lower by Moody's, or similarly rated by
                                                                another NRSRO.)

                                                                However, up to 15% of the Series' assets may also be
                                                                invested in foreign securities of issuers located in
                                                                emerging or developing countries, which may be lower rated, including securities rated below investment grade.
---------------------------------------------------------       ----------------------------------------------------------------
Zero coupon bonds and payment-in-kind bonds: Zero coupon        We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the        bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to            component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin          are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and         securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par          react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in       interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
---------------------------------------------------------       ----------------------------------------------------------------
Equity securities: Common stocks, preferred stocks              Up to 10% of the Series' assets may be invested in U.S. equity
(including adjustable rate preferred stocks) and other          securities.
equity securities, such as convertible securities and
warrants.                                                       We would select only equity securities that were consistent with the Series' objective of high current income and total return.
---------------------------------------------------------       ----------------------------------------------------------------



---------------------------------------------------------       ----------------------------------------------------------------
                         Securities                                                     How we use them
                                                                            Delaware VIP Diversified Income Series
---------------------------------------------------------       ----------------------------------------------------------------
Options and futures: Options represent a right to buy or        At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon        to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or       them. We might use options or futures to neutralize the
may not choose to go through with the transaction.              effect of any price declines, without selling the bond or
                                                                bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike    Use of these strategies can increase the operating costs of
an option, a futures contract must be executed unless it is     the Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
---------------------------------------------------------       ----------------------------------------------------------------
Investment company securities: In some foreign countries,       We may invest in closed-end investment companies consistent
investments by a mutual fund may only be made through           with the 1940 Act requirements. These investments involve an
investments in closed-end investment companies that in turn     indirect payment of a portion of the other investment
invest in the securities of such countries.                     companies' expenses, including advisory fees.
---------------------------------------------------------       ----------------------------------------------------------------
Brady Bonds: These are debt securities issued under the         We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor           reforms undertaken by countries in connection with the
nations to restructure their outstanding external               issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds     have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than           to issue them a viable opportunity for investment.
securities of developed country issuers.
---------------------------------------------------------       ----------------------------------------------------------------
Foreign currency transactions: A forward contract involves      We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a      hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a          Although the Series values its assets daily in terms of U.S.
security that will be purchased or sold, in terms of U.S.       dollars, we do not convert our holdings of foreign
dollars or other currencies.                                    currencies into U.S. dollars on a daily basis. We may,
                                                                however, from time to time, purchase or sell foreign
                                                                currencies and/or engage in forward foreign currency
                                                                transactions in order to expedite settlement of portfolio
                                                                transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange
                                                                market or through a forward foreign currency contract or
                                                                forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a
                                                                security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use
                                                                forward contracts for speculative purposes.

                                                                These transactions may increase the Series' expenses.
---------------------------------------------------------       ----------------------------------------------------------------



---------------------------------------------------------       ----------------------------------------------------------------
                         Securities                                                     How we use them
                                                                            Delaware VIP Diversified Income Series
---------------------------------------------------------       ----------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as    Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller      investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at    into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal    collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are      only enter into repurchase agreements in which the
often viewed as equivalent to cash.                             collateral is U.S. government securities.
---------------------------------------------------------       ----------------------------------------------------------------
Restricted securities: Privately placed securities whose        We may invest in privately placed securities, including
resale is restricted under securities law.                      those that are eligible for resale only among certain
                                                                institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                are determined to be illiquid may not exceed the Series' 10%
                                                                limit on illiquid securities, which is described below.
---------------------------------------------------------       ----------------------------------------------------------------
Interest rate swap and index swap agreements: In an interest    We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party        sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making          in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving          Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments     Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a          forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total       available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                        Interest rate swaps and index swaps will be considered
                                                                illiquid securities (see below).
---------------------------------------------------------       ----------------------------------------------------------------
Illiquid securities: Securities that do not have a ready        We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at          securities, including repurchase agreements with maturities
approximately the price that a series has valued them.          of over seven days.
---------------------------------------------------------       ----------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Diversified Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------    -------------------------------------------------------------
                            Risks                                               How we strive to manage them
                                                                           Delaware VIP Diversified Income Series
------------------------------------------------------------    -------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          bonds that we believe will continue to pay interest
market--will decline in value because of factors such as        regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor            predict overall bond market or interest rate movements and
confidence.                                                     generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the         In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.          consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well     that compares to us investing directly in the market the
the portfolio managers forecast those movements, a series       swap is intended to represent.
could experience a higher or lower return than anticipated.
------------------------------------------------------------    -------------------------------------------------------------
Industry and security risk is the risk that the value of        We diversify the Series' assets across three distinct
securities in a particular industry or the value of an          sectors of the bond market and among a wide variety of
individual stock or bond will decline because of changing       individual issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------    -------------------------------------------------------------
Interest rate risk is the risk that securities will decrease    The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for        eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter        monitoring economic conditions.
maturities.

Swaps may be particularly sensitive to interest rate            We will not invest in swaps with maturities of more than two
changes. Depending on the actual movements of interest rates    years. Each business day we will calculate the amount the
and how well the portfolio managers anticipate them, a          Series must pay for any swaps it holds and will segregate
series could experience a higher or lower return than           cash or other liquid securities to cover that amount.
anticipated.
------------------------------------------------------------    -------------------------------------------------------------



------------------------------------------------------------    -------------------------------------------------------------
                            Risks                                               How we strive to manage them
                                                                           Delaware VIP Diversified Income Series
------------------------------------------------------------    -------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or an      Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make          commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                      bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails     Our holdings of high quality investment grade bonds are less
the risk of principal loss, which may be greater than the       subject to credit risk and may help to balance any credit
risk involved in investment grade bonds. High-yield bonds       problems experienced by individual high-yield bond issuers
are sometimes issued by companies whose earnings at the time    or foreign issuers.
the bond is issued are less than the projected debt payments
on the bonds.                                                   When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
Some analysts believe a protracted economic downturn would      quality ratings and do careful credit analysis before
severely disrupt the market for high-yield bonds, adversely     investing.
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
------------------------------------------------------------    -------------------------------------------------------------
Futures and options risk is the possibility that a series       We will use options and futures for defensive purposes, such
may experience a significant loss if it employs an option or    as to protect gains in the portfolio without actually
futures strategy related to a security or a market index and    selling the security or to neutralize the impact of interest
that security or index moves in the opposite direction from     rate changes. We will not use futures and options for
what the portfolio managers anticipated. Futures and options    speculative reasons or in an effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a series using the strategy.
------------------------------------------------------------    -------------------------------------------------------------
Foreign risk is the risk that foreign securities may be         The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including          through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes    attention to trends in the world economies, industries and
in currency exchange rates, foreign economic conditions or      financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have           We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher            in the countries where we invest and take these risks into
transaction costs than U.S. markets.                            account before we select securities for the portfolio.
                                                                However, there is no way to eliminate foreign risks when
                                                                investing internationally.
------------------------------------------------------------    -------------------------------------------------------------
Foreign government securities risk involves the ability of a    The Series attempts to reduce the risks associated with
foreign government or government related issuer to make         investing in foreign governments by limiting the portion of
timely and ultimate payments on its external debt               portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
------------------------------------------------------------    -------------------------------------------------------------



------------------------------------------------------------    -------------------------------------------------------------
                            Risks                                               How we strive to manage them
                                                                           Delaware VIP Diversified Income Series
------------------------------------------------------------    -------------------------------------------------------------
Currency risk is the risk that the value of an investment       We may try to hedge currency risk by purchasing foreign
may be negatively affected by changes in foreign currency       currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce    foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are         Series strives to protect the value of the stock it owns
denominated in foreign currencies and may increase any          from future changes in currency rates. We will use forward
losses.                                                         currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance
In 1999 eleven European countries joined in European            that a strategy such as this will be successful.
Economic and Monetary Union (EMU), which established a
common currency for the participating countries. This
currency is known as the "euro". It has replaced legacy
currencies such as the French franc and the deutschemark,
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.
------------------------------------------------------------    -------------------------------------------------------------
Emerging markets risk is the possibility that the risks         While the Series may purchase securities of issuers in any
associated with international investing will be greater in      foreign country, developed and emerging, no more than 15% of
emerging markets than in more developed foreign markets         the Series' assets may be invested in direct obligations of
because, among other things, emerging markets may have less     issuers located in emerging market countries.
stable political and economic environments.
------------------------------------------------------------    -------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be     A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price       our ability to dispose of particular issues, when necessary,
that a series values them.                                      to meet the Series' liquidity needs or in response to a
                                                                specific event, such as the declining creditworthiness of
The high-yield secondary market is particularly susceptible     the issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual     size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it,      liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                  We may invest only 10% of net assets in illiquid securities, excluding Rule 144A securities described above.
------------------------------------------------------------    -------------------------------------------------------------
Valuation risk is a less liquid secondary market as             We will strive to manage this risk by carefully evaluating
described above can make it more difficult for a series to      individual bonds and by limiting the amount of the portfolio
obtain precise valuations of the high-yield securities in       that can be allocated to privately placed high-yield
its portfolio. During periods of reduced liquidity, judgment    securities.
plays a greater role in valuing high-yield securities.
------------------------------------------------------------    -------------------------------------------------------------


------------------------------------------------------------    -------------------------------------------------------------
                            Risks                                               How we strive to manage them
                                                                           Delaware VIP Diversified Income Series
------------------------------------------------------------    -------------------------------------------------------------
Legislative and regulatory risk: The United States Congress     We monitor the status of regulatory and legislative
has from time to time taken or considered legislative           proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond         on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
------------------------------------------------------------    -------------------------------------------------------------



Investment manager and sub-advisor
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is the Series' sub-advisor. Subject to the overall supervision of the manager, the sub-advisor manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Manager is entitled to receive an aggregate fee of 0.65% of average daily net assets out of which Delaware Management Company pays Delaware International Advisers Ltd. in its capacity as sub-advisor a portion of the management fee based on the portion of foreign assets in the portfolio.

Portfolio managers
Upender V. Rao, Timothy L. Rabe and Paul Grillo have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Mr. Rao, Mr. Rabe and Mr. Grillo regularly consult with Joanna Bates, Stephen R. Cianci, John Kirk and Chistopher A. Moth.

Upender V. Rao
Senior Vice President/Senior Portfolio Manager
Mr. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao is a CFA charterholder.

Timothy L. Rabe
Vice President/Portfolio Manager
Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

Paul Grillo
Vice President/Senior Portfolio Manager
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Joanna Bates
Senior Portfolio Manager - Delaware International Advisers Ltd.
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research.

Stephen R. Cianci
Vice President/Senior Portfolio Manager
Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

John Kirk
Director/Senior Portfolio Manager - Delaware International Advisers Ltd.
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group.

Christopher A. Moth
Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currencies - Delaware International Advisers Ltd. Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees
A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On March 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $87 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


Sub-advisor
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-advisor is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager. The sub-advisor is responsible for managing all or a portion of the fund's assets and will then place portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between the investment manager and sub-advisor specifies the services the manager performs. Most sub-advisory contracts provide for the sub-advisor to receive an annual fee based on a percentage of the fund's average net assets. The sub-advisor is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers
Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler
Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street,
Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

Important Information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently contractually limited to 0.25% through April 30, 2004) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Delaware VIP Diversified Income Series

Additional information about the Series' investments will be available in the Series' annual and semi-annual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the SAI by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Investment Company Act File No. 811-5162


Delaware Series Symbol
                                                          CUSIP
Delaware VIP Diversified Income Series                    -----
(Service Class)                                           246493555






Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                               DELAWARE VIP TRUST
                     Delaware VIP Diversified Income Series

                                 Standard Class

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus


                                  May 19, 2003


This Prospectus offers the Delaware VIP Diversified Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

Overview                                                   page
Delaware VIP Diversified Income Series

How we manage the Series                                   page
Our investment strategies
The securities we typically invest in
The risks of investing in the Series
Investment manager and sub-advisor
Portfolio managers
Who's who?

Important information about the Series                     page
Share classes
Purchase and redemption of shares
Valuation of shares
Dividends, distributions and taxes

Financial highlights                                       page

Overview:  Delaware VIP Diversified Income Series

What is the Series' goal?
Delaware VIP Diversified Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These sectors include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. The Series may have a portfolio turnover rate in excess of 100%, which can result in increased transaction costs for investors and may affect the Series' performance. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Series' fees and expenses?
These tables and example do not include any fees or sales charges imposed by your variable contract. If they were included, your cost would be higher.


-----------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments   Maximum sales charge (load) imposed on
when you buy or sell shares of the Standard Class.            purchases as a percentage of offering price                      n/a
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Maximum contingent deferred sales charge (load)
                                                              as a percentage of original purchase price or
                                                              redemption price, whichever is lower                             n/a
                                                              ---------------------------------------------------------------------
                                                              Maximum sales charge (load) imposed on
                                                              reinvested dividends                                             n/a
                                                              ---------------------------------------------------------------------
                                                              Redemption fees                                                  n/a
                                                              ---------------------------------------------------------------------
                                                              Exchange fees                                                    n/a
                                                              ---------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted from the        Management fees                                                0.65%
Series' assets.
                                                              ---------------------------------------------------------------------
                                                              Distribution and service (12b-1) fees                            n/a
                                                              ---------------------------------------------------------------------
                                                              Other expenses(1)                                              0.28%
                                                              ---------------------------------------------------------------------
                                                              Total operating expenses                                       0.93%
                                                              ---------------------------------------------------------------------
                                                              Fee waivers and payments(2)                                   (0.13%)
                                                              ---------------------------------------------------------------------
                                                              Net expenses                                                   0.80%
-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of      1 year                                                           $82
investing in the Series to the cost of investing in other     --------------------------------------------------------- -----------
mutual funds with similar investment objectives. We show      3 years                                                         $283
the cumulative amount of Series expenses on a hypothetical    --------------------------------------------------------- -----------
investment of $10,000 with an annual 5% return over the
time shown.(3) This is an example only, and does not
represent future expenses, which may be greater or less
than those shown here.
-----------------------------------------------------------------------------------------------------------------------------------



(1) Other expenses are based on estimated amounts for the current fiscal year.

(2) The investment manger has contracted to waive fees and pay expenses through April 30, 2004 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.80% of average daily net assets.

(3) The Series' actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Series

Our investment strategies
Delaware VIP Diversified Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on, as well as our general investment approach in each sector:

o In the Investment Grade Sector, we select U.S. government and high-quality corporate bonds primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio, which could enhance total return.

o In the High-Yield Sector, we purchase U.S. high-yield corporate bonds to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the issuing companies may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o In the International Sector, we select foreign bonds to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

--------------------------------------------------------------------------------------------------------------------------
                         Securities                                                   How we use them
                                                                         Delaware VIP Diversified Income Series
--------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a       The Series may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by a         corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical ratings organization         Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have poor credit quality and may have     We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                    situation, its management, the prospects for its industry
                                                               and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                               ratings. The Series may invest in unrated bonds if we
                                                               believe their credit quality is comparable to the rated
                                                               bonds we are permitted to invest in. Unrated bonds may be
                                                               more speculative in nature than rated bonds.
--------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations            The Series may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt            government obligations; however, these securities will
securities issued by the U.S. Treasury or securities of U.S.   typically be a smaller percentage of the portfolio because
government agencies or instrumentalities which are backed by   they generally do not offer as high a level of current
the full faith and credit of the United States.                income as other fixed-income securities the Series may
                                                               invest in.
--------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that       We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving         mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage     issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or              We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage      securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage   not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial            or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates   rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies    categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                          also represent interests in whole-loan mortgages,
                                                               multi-family mortgages, commercial mortgages and other
                                                               mortgage collateral supported by a first mortgage lien on
                                                               real estate. The privately issued securities we invest in
                                                               are either CMOs or REMICs (see below).
--------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued   See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
--------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately   See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
--------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts     We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit        the four highest categories by an NRSRO.
loans.
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                         Securities                                                   How we use them
                                                                         Delaware VIP Diversified Income Series
--------------------------------------------------------------------------------------------------------------------------
Investment grade corporate bonds: Debt obligations issued by   The Series may invest up to 60% of net assets in investment
a corporation rated in one of the four highest categories by   grade corporate bonds.
an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories by an NRSRO comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and
interest. Securities in the fourth category by an NRSRO are
known as medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but with
greater vulnerability to adverse economic conditions and
speculative characteristics.
--------------------------------------------------------------------------------------------------------------------------
Foreign government securities and foreign corporate bonds:     We may invest in foreign government securities and
Foreign government securities issued by foreign governments    primarily focus on better quality bonds with
or supranational entities. A supranational entity is an        investment-grade credit ratings. The Series may also invest
entity established or financially supported by the national    in securities issued by supranational entities, which are
governments of one or more countries. The International Bank   typically of higher quality.
for Reconstruction and Development (more commonly known as
the World Bank) is one example of a supranational entity.      We may invest in both rated and unrated foreign securities.
                                                               We may invest both in investment grade securities and
Foreign corporate bonds are debt obligations issued by a       non-investment grade (i.e., those rated BB or lower by S&P
foreign corporation.                                           or Fitch, Ba or lower by Moody's, or similarly rated by
                                                               another NRSRO.)

                                                               However, up to 15% of the Series' assets may also be
                                                               invested in foreign securities of issuers located in
                                                               emerging or developing countries, which may be lower rated, including securities rated below investment grade.
--------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and payment-in-kind bonds: Zero coupon       We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the       bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to           component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin         are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and        securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par         react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in      interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.               quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
--------------------------------------------------------------------------------------------------------------------------
Equity securities: Common stocks, preferred stocks             Up to 10% of the Series' assets may be invested in U.S.
(including adjustable rate preferred stocks) and other         equity securities.
equity securities, such as convertible securities and
warrants.                                                      We would select only equity securities that were consistent with the Series' objective of high current income and total return.
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                         Securities                                                   How we use them
                                                                         Delaware VIP Diversified Income Series
-------------------------------------------------------------- -----------------------------------------------------------
Options and futures: Options represent a right to buy or       At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon       to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or      them. We might use options or futures to neutralize the
may not choose to go through with the transaction.             effect of any price declines, without selling the bond or
                                                               bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike   Use of these strategies can increase the operating costs of
an option, a futures contract must be executed unless it is    the Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
-------------------------------------------------------------- -----------------------------------------------------------
Investment company securities: In some foreign countries,      We may invest in closed-end investment companies consistent
investments by a mutual fund may only be made through          with the 1940 Act requirements. These investments involve an
investments in closed-end investment companies that in turn    indirect payment of a portion of the other investment
invest in the securities of such countries.                    companies' expenses, including advisory fees.

-------------------------------------------------------------- -----------------------------------------------------------
Brady Bonds: These are debt securities issued under the        We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor          reforms undertaken by countries in connection with the
nations to restructure their outstanding external              issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds    have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than          to issue them a viable opportunity for investment.
securities of developed country issuers.
-------------------------------------------------------------- -----------------------------------------------------------
Foreign currency transactions: A forward contract involves     We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a     hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a         Although the Series values its assets daily in terms of U.S.
security that will be purchased or sold, in terms of U.S.      dollars, we do not convert our holdings of foreign
dollars or other currencies.                                   currencies into U.S. dollars on a daily basis. We may,
                                                               however, from time to time, purchase or sell foreign
                                                               currencies and/or engage in forward foreign currency
                                                               transactions in order to expedite settlement of portfolio
                                                               transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange
                                                               market or through a forward foreign currency contract or
                                                               forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a
                                                               security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use
                                                               forward contracts for speculative purposes.

                                                               These transactions may increase the Series' expenses.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                         Securities                                                   How we use them
                                                                         Delaware VIP Diversified Income Series
--------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as   Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller     investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at   into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal   collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are     only enter into repurchase agreements in which the
often viewed as equivalent to cash.                            collateral is U.S. government securities.
--------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose       We may invest in privately placed securities, including
resale is restricted under securities law.                     those that are eligible for resale only among certain
                                                               institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                               are determined to be illiquid may not exceed the Series' 10%
                                                               limit on illiquid securities, which is described below.
--------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an interest   We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party       sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making         in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving         Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments    Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a         forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total      available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                       Interest rate swaps and index swaps will be considered
                                                               illiquid securities (see below).
--------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready       We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at         securities, including repurchase agreements with maturities
approximately the price that a series has valued them.         of over seven days.
--------------------------------------------------------------------------------------------------------------------------


The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Diversified Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.



--------------------------------------------------------------------------------------------------------------------------
                            Risks                                             How we strive to manage them
                                                                         Delaware VIP Diversified Income Series
--------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the          We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond         bonds that we believe will continue to pay interest
market--will decline in value because of factors such as       regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor           predict overall bond market or interest rate movements and
confidence.                                                    generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the        In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.         consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well    that compares to us investing directly in the market the
the portfolio managers forecast those movements, a series      swap is intended to represent.
could experience a higher or lower return than anticipated.
--------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of       We diversify the Series' assets across three distinct
securities in a particular industry or the value of an         sectors of the bond market and among a wide variety of
individual stock or bond will decline because of changing      individual issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
--------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease   The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for       eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter       monitoring economic conditions.
maturities.
                                                               We will not invest in swaps with maturities of more than two
Swaps may be particularly sensitive to interest rate           years. Each business day we will calculate the amount the
changes. Depending on the actual movements of interest rates   Series must pay for any swaps it holds and will segregate
and how well the portfolio managers anticipate them, a         cash or other liquid securities to cover that amount.
series could experience a higher or lower return than
anticipated.
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
                            Risks                                             How we strive to manage them
                                                                         Delaware VIP Diversified Income Series
--------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or an     Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make         commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                     bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails    Our holdings of high quality investment grade bonds are less
the risk of principal loss, which may be greater than the      subject to credit risk and may help to balance any credit
risk involved in investment grade bonds. High-yield bonds      problems experienced by individual high-yield bond issuers
are sometimes issued by companies whose earnings at the time   or foreign issuers.
the bond is issued are less than the projected debt payments
on the bonds.                                                  When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
Some analysts believe a protracted economic downturn would     quality ratings and do careful credit analysis before
severely disrupt the market for high-yield bonds, adversely    investing.
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
--------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series      We will use options and futures for defensive purposes, such
may experience a significant loss if it employs an option or   as to protect gains in the portfolio without actually
futures strategy related to a security or a market index and   selling the security or to neutralize the impact of interest
that security or index moves in the opposite direction from    rate changes. We will not use futures and options for
what the portfolio managers anticipated. Futures and options   speculative reasons or in an effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a series using the strategy.
--------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be        The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including         through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes   attention to trends in the world economies, industries and
in currency exchange rates, foreign economic conditions or     financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have          We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher           in the countries where we invest and take these risks into
transaction costs than U.S. markets.                           account before we select securities for the portfolio.
                                                               However, there is no way to eliminate foreign risks when
                                                               investing internationally.
--------------------------------------------------------------------------------------------------------------------------
Foreign government securities risk involves the ability of a   The Series attempts to reduce the risks associated with
foreign government or government related issuer to make        investing in foreign governments by limiting the portion of
timely and ultimate payments on its external debt              portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
                            Risks                                             How we strive to manage them
                                                                         Delaware VIP Diversified Income Series
--------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of an investment      We may try to hedge currency risk by purchasing foreign
may be negatively affected by changes in foreign currency      currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce   foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are        Series strives to protect the value of the stock it owns
denominated in foreign currencies and may increase any         from future changes in currency rates. We will use forward
losses.                                                        currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance
In 1999 eleven European countries joined in European           that a strategy such as this will be successful.
Economic and Monetary Union (EMU), which established a
common currency for the participating countries. This
currency is known as the "euro". It has replaced legacy
currencies such as the French franc and the deutschemark,
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.
--------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks        While the Series may purchase securities of issuers in any
associated with international investing will be greater in     foreign country, developed and emerging, no more than 15% of
emerging markets than in more developed foreign markets        the Series' assets may be invested in direct obligations of
because, among other things, emerging markets may have less    issuers located in emerging market countries.
stable political and economic environments.
--------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be    A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price      our ability to dispose of particular issues, when necessary,
that a series values them.                                     to meet the Series' liquidity needs or in response to a
                                                               specific event, such as the declining creditworthiness of
The high-yield secondary market is particularly susceptible    the issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual    size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it,     liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                 We may invest only 10% of net assets in illiquid securities, excluding Rule 144A securities described above.

--------------------------------------------------------------------------------------------------------------------------
Valuation risk is a less liquid secondary market as            We will strive to manage this risk by carefully evaluating
described above can make it more difficult for a series to     individual bonds and by limiting the amount of the portfolio
obtain precise valuations of the high-yield securities in      that can be allocated to privately placed high-yield
its portfolio. During periods of reduced liquidity, judgment   securities.
plays a greater role in valuing high-yield securities.
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                            Risks                                             How we strive to manage them
                                                                         Delaware VIP Diversified Income Series
--------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States Congress    We monitor the status of regulatory and legislative
has from time to time taken or considered legislative          proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond        on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
--------------------------------------------------------------------------------------------------------------------------



Investment manager and sub-advisor
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is the Series' sub-advisor. Subject to the overall supervision of the manager, the sub-advisor manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Manager is entitled to receive an aggregate fee of 0.65% of average daily net assets out of which Delaware Management Company pays Delaware International Advisers Ltd. in its capacity as sub-advisor a portion of the management fee based on the portion of foreign assets in the portfolio.

Portfolio managers
Upender V. Rao, Timothy L. Rabe and Paul Grillo have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Mr. Rao, Mr. Rabe and Mr. Grillo regularly consult with Joanna Bates, Stephen R. Cianci, John Kirk and Chistopher A. Moth.

Upender V. Rao
Senior Vice President/Senior Portfolio Manager
Mr. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao is a CFA charterholder.

Timothy L. Rabe
Vice President/Portfolio Manager
Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

Paul Grillo
Vice President/Senior Portfolio Manager
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Joanna Bates
Senior Portfolio Manager - Delaware International Advisers Ltd.
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research.

Stephen R. Cianci
Vice President/Senior Portfolio Manager
Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

John Kirk
Director/Senior Portfolio Manager - Delaware International Advisers Ltd.
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group.

Christopher A. Moth

Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currencies - Delaware International Advisers Ltd.
Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees
A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On March 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $87 billion in assets in various institutional or separately managed, investment company, and insurance accounts.


Sub-advisor
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-advisor is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager. The sub-advisor is responsible for managing all or a portion of the fund's assets and will then place portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between the investment manager and sub-advisor specifies the services the manager performs. Most sub-advisory contracts provide for the sub-advisor to receive an annual fee based on a percentage of the fund's average net assets. The sub-advisor is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


Portfolio managers
Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler
Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street,
Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

Important Information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Delaware VIP Diversified Income Series

Additional information about the Series' investments will be available in the Series' annual and semi-annual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the SAI by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Investment Company Act File No. 811-5162


Delaware Series Symbol
                                                     CUSIP
Delaware VIP Diversified Income Series               -----
(Standard Class)                                     246493548





                             Delaware
                             Investments(SM)
                             --------------------------------------
                             A member of Lincoln Financial Group(R)

                                                                ------------------------------------------------------------------
INVESTMENT MANAGERS
Delaware Management Company
2005 Market Street                                              DELAWARE VIP TRUST
Philadelphia, PA  19103-7094

Delaware International Advisers Ltd.                            ------------------------------------------------------------------
Third Floor
80 Cheapside
London, England  EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA  19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                                             PART B
AND TRANSFER AGENT
Delaware Service Company, Inc.                                  STATEMENT OF ADDITIONAL INFORMATION
2005 Market Street                                              ------------------------------------------------------------------
Philadelphia, PA  19103-7094
                                                                MAY 1, 2003
LEGAL COUNSEL                                                   (as amended May 19, 2003)
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA  19103-7094

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA  19103-7055

CUSTODIAN                                                       Delaware
JPMorgan Chase Bank                                             Investments(SM)
4 Chase Metrotech Center                                        --------------------------------------
Brooklyn, NY  11245                                             A member of Lincoln FInancial Group(R)


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2003
                            (as amended May 19, 2003)

                               DELAWARE VIP TRUST

                               2005 Market Street
                           Philadelphia, PA 19103-7094

         Delaware VIP Trust ("VIP Trust" or the "Trust") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives through its separate Portfolios ("Series"). Each Series is a separate fund issuing its own shares. Each Series offers Standard Class shares and Service Class shares.

         The shares of the Trust are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the Registration Statement) supplements the information contained in the current Prospectuses of the Trust, dated May 1, 2003 and the Prospectuses of the VIP Diversified Income Series dated May 19, 2003, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Trust. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Trust's Prospectuses. The Trust's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, PA 19103-7094. The Trust's financial statements and the notes relating thereto, the financial highlights, and the report of independent auditors all are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part
B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS                                Page                                                                  Page
Investment Objectives and Policies                  2   Investment Management Agreements and
Investment Restrictions                             2       Sub-Advisory Agreements                                     48
Accounting and Tax Issues                          33   Officers and Trustees                                           54
Performance Information                            36   General Information                                             64
Trading Practices and Brokerage                    44   Financial Statements                                            68
Offering Price                                     46   Appendix A--Description of Ratings                              69
Dividends and Realized Securities                       Appendix B - Investment Objectives of the Funds
       Profits Distributions                       47          in the Delaware Investments Family                       70
Taxes                                              48

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

         Delaware VIP Balanced Series (formerly Delaware Balanced Series) seeks a balance of capital appreciation, income and preservation of capital.

         Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

         Delaware VIP Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments.

         VIP Diversified Income Series seeks high current income and total return.

         Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation.

         Delaware VIP Global Bond Series seeks current income consistent with preservation of principal.

         Delaware VIP Growth Opportunities Series (formerly DelCap Series) seeks long-term capital appreciation.

         Delaware VIP High Yield Series (formerly Delchester Series) seeks total return and, as a secondary objective, high current income.

         Delaware VIP International Value Equity Series (formerly International Equity Series) seeks long-term growth without undue risk to principal.

         Delaware VIP Large Cap Value Series (formerly Growth and Income Series) seeks capital appreciation with current income as a secondary objective.

         Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective.

         Delaware VIP Select Growth Series (formerly Aggressive Growth Series) seeks long-term capital appreciation.

         Delaware VIP Small Cap Value Series seeks capital appreciation.

         Delaware VIP Social Awareness Series seeks to achieve long-term capital appreciation.

         Delaware VIP Trend Series seeks long-term capital appreciation.

         Delaware VIP U.S. Growth Series seeks to maximize capital appreciation.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions -- The Trust has adopted the following restrictions for each Series, which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

         Each Series may not:

         1. With respect to each Series, except the Delaware VIP REIT Series, make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Delaware VIP REIT Series will concentrate its investments in the real estate industry. The Delaware VIP REIT Series otherwise may not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In addition, Delaware VIP Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Series from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-fundamental Investment Restrictions - - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series' purchases securities.

         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if the shares of such Series are invested in by a fund that operates as a "fund of funds."

         2. A Series may not invest more than 15% (in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series) or 10% (in the case of Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Large Cap Value Series, Delaware VIP Growth Opportunities Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series and Delaware VIP Social Awareness Series) of respective net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment. In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities).

Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Global Bond, Delaware VIP Large Cap Value, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series may not:
         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series, and to only 50% of the assets of Delaware VIP Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by Delaware VIP International Value Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit a Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% (25% in the case of Delaware VIP Growth Opportunities Series) of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans, and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This investment restriction shall not apply to the Delaware VIP Growth Opportunities, Delaware VIP Small Cap Value and Delaware VIP Trend Series.

         11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the 1933 Act.

         13. Invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to Delaware VIP International Value Equity Series.

         14. The Delaware VIP Cash Reserve Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Trust has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Trust shares, each Series will not borrow money in excess of 25% of the value of its net assets.

         In addition, the Delaware VIP Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets and Delaware VIP Social Awareness and may not:
         1. Each such Series, other than Delaware VIP Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Delaware VIP High Yield Series may not:
         1. Invest in any company for the purpose of exercising control or management.

         2. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         3. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Series' assets. Any such purchase shall be at the customary brokerage commission.

         4. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         5. Purchase securities on margin, make short sales of securities or maintain a net short position (except that the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         6. Invest in interests in oil, gas or other mineral exploration or development programs.

         7. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets. The Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         8. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Series' investment objective and policies are considered loans and except that the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for its use relating to short sales or other security transactions.

         9. Invest more than 25% of its total assets in any particular industry, except that the Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         10. Act as an underwriter of securities of other issuers, except that the Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Series might be deemed to be an underwriter for the purposes of 1933 Act.

Delaware VIP REIT Series may not:
         1. The Series will concentrate its investments in the real estate industry. The Series may not invest more than 20% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; and provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. Invest for the purpose of acquiring control of any company.

         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the 1940 Act in effect at the time of the investment.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

Equity Securities
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value of the Series to fluctuate.

Money Market Instruments
         Delaware VIP Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Delaware VIP Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to U.S. branches of foreign banks which are subject to the same regulations as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Trustees without shareholder approval.

         Delaware VIP Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA or better by S&P or Aa or better by Moody's. Delaware VIP Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Delaware VIP Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

Additional Information on the Delaware VIP Cash Reserve Series
         Delaware VIP Cash Reserve Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments above and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Trustees determines present minimal credit risks and are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         Although the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce, but does not guarantee, a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for the effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

Average Weighted Maturity
         Delaware VIP Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Asset-Backed Securities
         Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve and Delaware VIP Diversified Income Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms) or other loans or financial receivables currently available or which may be developed in the future. For Delaware VIP Balanced and Delaware VIP Capital Reserves Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is Delaware VIP Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities, but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Mortgage-Backed Securities
         Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income and Delaware VIP REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the Delaware VIP REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

REITs
         Delaware VIP REIT Series primarily invests in, and the Delaware VIP Balanced and Delaware VIP Diversified Income Series may invest in, real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Convertible, Debt and Non-Traditional Equity Securities
         In addition to Delaware VIP Balanced, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Social Awareness and Delaware VIP U.S. Growth Series also may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors also may have an effect on the convertible security's value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

         A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege. Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

         Common stock acquired upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market, as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured, and their earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and therefore may be unable to repay debt at maturity by refinancing.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         These Series also may invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion into cash or common stock. As a result, a Series risks loss of principal if the cash received, or the price of the underlying common stock at the time of conversion, is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

Private Placements
         Private placement securities are securities which have not been registered with the SEC and which are usually only sold to large, institutional investors. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. Adverse conditions in the public securities markets may preclude a public offering of an issuer's securities. An issuer often is willing to provide more attractive features in securities issued privately because it has avoided the expense and delay involved in a public offering. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants that provide greater protection for the purchaser, such as longer call or refunding protection than would typically be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock.

Zero Coupon Bonds and Pay-In-Kind Bonds
         Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Interest Rate and Index Swaps
         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. Delaware VIP Global Bond Series may invest in interest rate swaps to the extent consistent with its respective investment objectives and strategies. A Series will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Series is otherwise eligible to invest, subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The investment manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series also may engage in index swaps, called total return swaps. In an index swap, a Series may enter into a contract with a counterparty in which the counterparty will make payments to the Series based on the positive returns of an index, such as a corporate bond index, in return for the Trust paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Series is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Series. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.

         If a Series wishes to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Series could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Series will now be six months. In effect, a Series has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Series may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Series could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Series gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Series to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Series' potential loss is the net amount of payments the Series is contractually entitled to receive for one payment period (if any - the Series could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Series will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Series would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Series thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Series to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Series.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Series will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Series' investment manager. In addition, the investment manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Series which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Series might theoretically be required to pay in a swap transaction.

         In order to ensure that a Series will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Series will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Series. Similarly, the extent to which the Series may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         A Series will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Series' payment obligations over its entitled payments with respect to each swap contract. To the extent that the Series is obligated by a swap to pay a fixed or variable interest rate, the Series may segregate securities that are expected to generate income sufficient to meet the Series' net payment obligations. For example, if a Series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well-developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer typically will not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Series will therefore treat all swaps as subject to its limitation on illiquid investments. For purposes of calculating these percentage limitations, a Series will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M of the Code.

When-Issued, "When, As and If Issued" and Delayed Delivery Securities and Forward Commitments
         Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. A Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

         Although the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Liquidity and Rule 144A Securities
         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities). For Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Large Cap Value, Delaware VIP Growth Opportunities, and Delaware VIP Social Awareness Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A of the 1933 Act ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP High Yield, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series, and subject to the following paragraphs, this policy shall not limit the acquisition of Rule 144A Securities. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

         While maintaining oversight, the Board of Trustees has delegated to the Series' investment managers the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series). The Board has instructed the investment managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the respective investment manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series), the respective investment manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Repurchase Agreements
         Each Series may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by U.S. government securities, except that the Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, a Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. Each Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act ("Order") to allow the funds in the Delaware Investments family to jointly invest cash balances. Each Series of the Trust (other than Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series) may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each Series, except for Delaware VIP Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Series' respective investment managers that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Trust from the borrower; (2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; (3) the Series must be able to terminate the loan after notice, at any time; (4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (5) the Series may pay reasonable custodian fees in connection with the loan; (6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment managers, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment managers.

Foreign Securities
         To the extent that each Series is authorized and intends to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those described in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "non-equity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options generally are not subject to the special currency rules if they are, or would be, treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

         Supranational Entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Bank for Reconstruction and Development, the European Investment Bank, the Inter-American Development Bank, the Export-Import Banks, the Nordic Investment Bank and the Asian Development Bank.

         Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International Advisers Ltd., the investment manager to some of Series, does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country has inadequate exports or receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Depositary Receipts. Each Series (other than Delaware VIP Cash Reserve Series) may make foreign investments through the purchase and sale of sponsored or unsponsored American, European, Global and similar types of Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts often issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

Foreign Currency Transactions
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Futures Contracts and Options on Futures Contracts
         Futures Contracts--Each of Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Social Awareness, Delaware VIP Trend and Delaware VIP U.S. Growth Series may enter into futures contracts relating to securities, securities indices (stocks and stock indices, in the case of Delaware VIP Balanced and Delaware VIP Growth Opportunities Series) or interest rates (except in the case of Delaware VIP Growth Opportunities Series). In addition, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Social Awareness and Delaware VIP Trend Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Options on Futures Contracts--Each of Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value, Delaware VIP Select Growth, Delaware VIP Social Awareness, Delaware VIP Trend, and Delaware VIP U.S. Growth Series may purchase and write options on the types of futures contracts in which each Series may invest.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

Options on Foreign Currencies
         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT and Delaware VIP U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held is (a) equal to less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

Options
         Each Series, except for Delaware VIP Cash Reserve Series, may write call options and purchase put options on a covered basis only. Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may purchase call options. These Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed. Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Social Awareness and Delaware VIP U.S. Growth Series also may invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. Certain over-the-counter options may be illiquid. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Series' ability to effectively hedge its securities. Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Social Awareness and Delaware VIP U.S. Growth Series will only enter into such options to the extent consistent with their respective limitations on investments in illiquid securities.

         A. Covered Call Writing--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. Purchasing Call Options-- Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series.

         D. Options on Stock Indices -- Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Social Awareness, Delaware VIP Trend, and Delaware VIP U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. Delaware VIP Balanced Series may also sell a put option purchased on stock indices. Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Social Awareness and Delaware VIP U.S. Growth Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Social Awareness, Delaware VIP Trend, and Delaware VIP U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         A Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since a Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Series' ability to effectively hedge its securities. A Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Writing Covered Puts-- Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP REIT, Select Growth and Delaware VIP U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.

         F. Closing Transactions-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

Investment Company Securities
         Any investments that Delaware VIP Diversified Income, Delaware VIP International Value Equity, Delaware VIP Emerging Markets, Delaware VIP Select Growth and Delaware VIP Social Awareness Series make in either closed-end or open-end investment companies (in the case of Delaware VIP Emerging Markets, Delaware VIP Select Growth and Delaware VIP Social Awareness Series) would be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of its total assets in the shares of any one investment company; nor (3) invest more than 10% of its total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to Delaware VIP Emerging Markets and Delaware VIP Social Awareness Series' investments in unregistered investment companies.

Securities of Companies in the Financial Services Industry
         Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities the Series may purchase.

         In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, including the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

         The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

Unseasoned Companies
         Delaware VIP Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Social Criteria
         As a matter of non-fundamental policy, Delaware VIP Social Awareness Series adheres to a "Social Criteria." Delaware Management Company ("Delaware Management"), the Series' investment manager, will utilize the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. ("KLD") in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to the Social Criteria, or other factors, selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, Delaware VIP Social Awareness Series will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3.   The manufacture of, or contracting for, military weapons;

         4.   The liquor, tobacco or gambling industries; or

         5.   Animal testing for cosmetic or personal care products.

         Because of its Social Criteria, Delaware VIP Social Awareness Series may not be able to take the same advantage of certain investment opportunities as do Series which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by Delaware VIP Social Awareness Series according to its objective and policies described in the Prospectus.

         Delaware VIP Social Awareness Series will commence the orderly sale of securities of a company when it is determined by Delaware Management that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Delaware Management's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

Lower-Rated Debt Securities
         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP High Yield and Delaware VIP U.S. Growth Series may purchase high yield, high risk securities, commonly known as "junk bonds." These securities are rated lower than BBB by S&P or Baa by Moody's and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value its portfolio securities and the Series' ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the investment manager's, and/or sub-advisor's, research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the investment manager, and/or sub-advisor, will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's, and/or sub-advisor's, analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         A Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage Dollar Rolls
         Delaware VIP U.S. Growth Series may enter into mortgage "dollar rolls" in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Trust to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

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
Combined Transactions
         Delaware VIP U.S. Growth Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         Delaware VIP U.S. Growth Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Delaware VIP U.S. Growth Series will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         Delaware VIP U.S. Growth Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Reverse Repurchase Agreements
         Delaware VIP U.S. Growth Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         Delaware VIP U.S. Growth Series may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series' aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which Delaware VIP U.S. Growth Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Even though no secondary market in the notes exists, the Series may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series' investment manager under guidelines established by the Series' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series' investment policies. In making such determinations, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Series' total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series' investment manager under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See Appendix A for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Concentration
         In applying a Series' fundamental policy concerning concentration, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Social Awareness, Delaware VIP Trend, and Delaware VIP U.S. Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Series generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Series as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Series will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Series also intends to diversify its investments so that (i) no more than 55% of a Series' assets is represented by any one investment; (ii) no more than 70% of a Series' assets is represented by any two investments; (iii) no more than 80% of a Series' assets is represented by any three investments; and (iv) no more than 90% of a Series' assets is represented by any four investments.

         The Code requires each Series to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31, and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. However, the Federal excise tax will not apply to a Series in a given calendar year, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. If for any year a Series did not meet this exception, then the Series intends to, as a matter of policy, declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Series holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Series (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions," a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The Series may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Series' income dividends paid by the Series.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Series. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be treated as ordinary income, and any losses will reduce a Series' ordinary income otherwise available for distribution. This treatment could increase or decrease a Series' ordinary income distributions, and may cause some or all of a Series' previously distributed income to be classified as a return of capital. A return of capital generally is not taxable, but reduces the tax basis of your shares in the Series. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         Investment in Passive Foreign Investment Company Securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Series distributions that are treated as ordinary dividends rather than long-term capital gain dividends.

         The Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.


PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series and, in addition, the effective compounded yield of Delaware VIP Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delaware VIP Capital Reserves and Delaware VIP Cash Reserve Series are declared daily from net investment income, dividends for Delaware VIP Global Bond Series are declared quarterly and dividends for Delaware VIP Diversified Income and Delaware VIP High Yield Series are declared annually. Yield will fluctuate as income earned fluctuates.

         From time to time, the Trust may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, if applicable. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                  N
                                            P(1+T) = ERV

        Where:             P = a hypothetical initial purchase order of $1,000;

                           T = average annual total return;

                           n = number of years;

                         ERV = redeemable value of the hypothetical $1,000
                               purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations through December 31, 2002. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. As of the date of this Statement of Additional Information, performance information is not available for the Delaware VIP Diversified Income Series because one year has not yet passed since its inception (May 19, 2003).

                           Average Annual Total Return

--------------------------------------------------------------------------------------------------------------------
                                                                 3 years       5 years      10 years
                                                1 year ended      ended         ended        ended
                    Series*                       12/31/02      12/31/02      12/31/02      12/31/02   Life of Fund
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Balanced
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)           -16.27%        -9.18%        -3.92%        5.07%        7.38%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)            -16.40%           N/A           N/A          N/A       -8.63%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             7.09%         7.94%         6.13%        6.08%        6.72%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              6.84%           N/A           N/A          N/A        8.63%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             1.26%         3.70%         4.20%        4.26%        4.91%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              1.13%           N/A           N/A          N/A        3.32%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/1/97)              5.17%        -5.42%        -3.27%          N/A       -4.90%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              5.03%           N/A           N/A          N/A       -2.91%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/2/96)             25.09%         7.88%         5.47%          N/A        5.97%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)             25.04%           N/A           N/A          N/A       10.84%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/12/91)           -24.94%       -16.69%         2.28%        7.45%        7.56%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)            -25.09%           N/A           N/A          N/A      -20.67%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             1.84%        -6.48%        -4.81%        2.72%        5.10%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              1.65%           N/A           N/A          N/A       -5.01%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value Equity
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 10/29/92)          -10.40%        -7.75%         0.05%        5.69%        5.62%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)            -10.54%           N/A           N/A          N/A       -6.62%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)           -18.68%        -4.53%        -1.23%        8.83%        8.13%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)            -18.81%           N/A           N/A          N/A       -3.30%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/4/98)              4.52%        14.30%           N/A          N/A        6.18%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              4.38%           N/A           N/A          N/A       12.26%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/3/99)            -32.53%       -26.40%           N/A          N/A      -14.21%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)            -32.61%           N/A           N/A          N/A      -27.49%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 12/27/93)           -5.60%         7.66%         2.48%          N/A        9.92%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)             -5.72%           N/A           N/A          N/A        8.73%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/1/97)            -22.85%       -14.16%        -3.78%          N/A        1.01%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)            -22.98%           N/A           N/A          N/A      -16.11%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 12/27/93)          -19.94%       -14.22%         4.54%          N/A       10.09%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)            -20.06%           N/A           N/A          N/A      -18.96%
--------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth
--------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 11/15/99)          -29.24%       -19.99%           N/A          N/A      -17.76%
--------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)            -29.26%           N/A           N/A          N/A      -23.15%
--------------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series may also quote current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                     a - b       6
                          YIELD = 2[(------- + 1) - 1]
                                       cd

        Where:          a  =  dividends and interest earned during the period;

                        b  =  expenses accrued for the period (net of
                              reimbursements);

                        c  =  the average daily number of shares outstanding
                              during the period that were entitled to receive dividends;

                        d  =  the maximum offering price per share on the last
                              day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yield of Delaware VIP Capital Reserves Series, Delaware VIP Global Bond Series and Delaware VIP High Yield Series as of December 31, 2003 using this formula was as follows:

-------------------------------------------------------------------
Series                                      Yield
-------------------------------------------------------------------
Delaware VIP Capital Reserves Series        2.78%
-------------------------------------------------------------------
Delaware VIP Global Bond Series             3.04%
-------------------------------------------------------------------
Delaware VIP High Yield Series              11.76%
-------------------------------------------------------------------

          The yields shown is that of the Standard Class shares of each Series, which does not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

         Yield quotations are based on the offering price determined by each Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Delaware VIP Cash Reserve Series may also quote its current yield in advertisements and investor communications.

         Yield calculation for Delaware VIP Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Delaware VIP Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Delaware VIP Cash Reserve Series for the seven-day period ended December 31, 2002.

                                                                                              Standard Class      Service Class
Value of a hypothetical account with one share at the beginning of the period                  $1.00000000         $1.00000000

Value of the same account at the end of the period                                              1.00019343         1.00016688

Net change in account value                                                                     0.00019343         0.00016688*

Base period return = net change in account value/beginning account value                        0.00019343         0.00016688

Current yield [base period return x (365/7)]                                                    1.01%**            0.87%**

                                 365/7
Effective yield (1 + base period)      - 1                                                      1.01%***            0.87%***

Weighted average life to maturity of the portfolio on December 31, 2002 was 26 days.

    * This represents the net income per share for the seven calendar days ended December 31, 2002.
   ** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2002.
  *** This represents the current yield for the seven calendar days ended
      December 31, 2002 compounded daily.

         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Delaware VIP Cash Reserve Series' portfolio, their quality and length of maturity, and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Delaware VIP Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Trust is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Delaware VIP Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Delaware VIP Cash Reserve Series. Although Delaware VIP Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Delaware VIP Cash Reserve Series, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values tend to rise when interest rates fall. Conversely, the Series' net asset values tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

Comparative Information
         From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Citigroup World Government Bond Index. Performance also may be compared to the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Morgan Stanley, Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

         The following table is an example, for purposes of illustration only, of cumulative total return performance through December 31, 2002. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. Cumulative total return is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

                             Cumulative Total Return

-------------------------------------------------------------------------------------------------------------------------------
                                                 3 months  6 months 9 months   1 year    3 years   5 years  10 years
                   Series*                         ended     ended    ended    ended      ended     ended     ended   Life of
                   -------                       12/31/02  12/31/02  12/31/02 12/31/02  12/31/02  12/31/02  12/31/02   Fund
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Balanced
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             5.18%    -8.07%   -15.89%  -16.27%   -25.09%   -18.12%    64.03%   179.51%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              5.18%    -8.07%   -15.95%  -16.40%       N/A       N/A       N/A   -21.41%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             1.24%     4.78%     7.22%    7.09%    25.76%    34.64%    80.48%   155.63%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              1.20%     4.70%     7.11%    6.84%       N/A       N/A       N/A    24.72%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             0.27%     0.58%     0.91%    1.26%    11.53%    22.83%    51.81%    99.58%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              0.24%     0.51%     0.81%    1.13%       N/A       N/A       N/A     9.12%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/1/97)             11.90%    -3.42%    -5.05%    5.17%   -15.40%   -15.31%       N/A   -24.79%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)             11.90%    -3.42%    -5.18%    5.03%       N/A       N/A       N/A    -7.58%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/2/96)              7.00%    10.31%    24.95%   25.09%    25.55%    30.51%       N/A    47.18%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              6.90%    10.31%    24.81%   25.04%       N/A       N/A       N/A    31.61%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/12/91)             5.67%   -13.57%   -23.15%  -24.94%   -42.17%    11.95%   105.22%   130.86%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              5.48%   -13.71%   -23.30%  -25.09%       N/A       N/A       N/A   -46.11%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             8.62%     5.74%     0.63%    1.84%   -18.22%   -21.83%    30.78%   105.03%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              8.39%     5.29%     0.42%    1.65%       N/A       N/A       N/A   -12.83%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value Equity
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 10/29/92)            6.16%   -14.70%   -13.74%  -10.40%   -21.49%     0.27%    73.95%    74.47%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              6.06%   -14.76%   -13.87%  -10.54%       N/A       N/A       N/A   -16.72%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 7/28/88)             7.00%   -13.22%   -20.88%  -18.68%   -12.98%    -6.00%   133.14%   208.97%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              6.91%   -13.28%   -20.99%  -18.81%       N/A       N/A       N/A    -8.57%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/4/98)              0.17%    -8.43%    -3.30%    4.52%    49.34%       N/A       N/A    32.35%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              0.17%    -8.50%    -3.38%    4.38%       N/A       N/A       N/A    36.16%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/3/99)              6.46%   -15.28%   -29.65%  -32.53%   -60.13%       N/A       N/A   -43.02%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              6.49%   -15.33%   -29.72%  -32.61%       N/A       N/A       N/A   -57.60%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 12/27/93)            4.07%   -12.96%   -14.71%   -5.60%    24.77%    13.02%       N/A   134.59%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              4.08%   -13.04%   -14.80%   -5.72%       N/A       N/A       N/A    25.05%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 5/1/97)              7.87%   -10.90%   -22.78%  -22.85%   -36.75%   -17.55%       N/A     5.87%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              7.75%   -10.99%   -22.87%  -22.98%       N/A       N/A       N/A   -37.42%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 12/27/93)            9.54%   -10.02%   -18.75%  -19.94%   -36.88%    24.84%       N/A   137.87%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              9.47%   -10.10%   -18.84%  -20.06%       N/A       N/A       N/A   -42.94%
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series
-------------------------------------------------------------------------------------------------------------------------------
     Standard Class (Inception 11/15/99)            4.89%   -13.13%   -29.57%  -29.24%   -48.78%       N/A       N/A   -45.76%
-------------------------------------------------------------------------------------------------------------------------------
     Service Class (Inception 5/01/00)              4.89%   -13.13%   -29.57%  -29.26%       N/A       N/A       N/A   -50.48%
-------------------------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

         Though it is best to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

         Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                            Number
                      Investment       Price Per          of Shares
                        Amount           Share            Purchased

     Month 1             $100            $10.00              10
     Month 2             $100            $12.50               8
     Month 3             $100             $5.00              20
     Month 4             $100            $10.00              10
     ---------------------------------------------------------------
                         $400            $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

The Power of Compounding
         As part of your variable contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow and is called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         The respective investment manager for each Series selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Series pays reasonably competitive brokerage commission rates based upon the professional knowledge of the investment manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Series may pay a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Series either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

         For those Series that paid brokerage commissions, the aggregate dollar amounts of such brokerage commissions paid by the Series during the fiscal years ended December 31, 2000, 2001 and 2002 are shown below:

------------------------------------------------------------------------------------------------------
                                                               2000            2001              2002
------------------------------------------------------------------------------------------------------
 Delaware VIP Balanced Series                              $308,673        $297,597          $291,600
------------------------------------------------------------------------------------------------------
 Delaware VIP Emerging Markets Series                       $27,719         $29,128           $28,360
------------------------------------------------------------------------------------------------------
 Delaware VIP Growth Opportunities Series                  $346,506        $329,355          $372,599
------------------------------------------------------------------------------------------------------
 Delaware VIP International Value Equity Series            $174,145        $205,743          $149,807
------------------------------------------------------------------------------------------------------
 Delaware VIP Large Cap Value Series                     $1,083,592      $1,065,099          $941,997
------------------------------------------------------------------------------------------------------
 Delaware VIP REIT Series                                   $94,957        $274,644          $637,580
------------------------------------------------------------------------------------------------------
 Delaware VIP Select Growth Series(1)                      $197,712        $165,074          $176,707
------------------------------------------------------------------------------------------------------
 Delaware VIP Small Cap Value Series                       $255,726        $340,587          $659,778
------------------------------------------------------------------------------------------------------
 Delaware VIP Social Awareness Series                       $48,644         $39,364           $30,079
------------------------------------------------------------------------------------------------------
 Delaware VIP Trend Series                                 $357,852        $460,007          $821,629
------------------------------------------------------------------------------------------------------
 Delaware VIP U.S. Growth Series(2)                         $37,566         $30,259           $37,298
------------------------------------------------------------------------------------------------------

(1) Commenced operations on May 3, 1999.
(2) Commenced operations on November 15, 1999.

         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 2002, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

-------------------------------------------------------------------------------------------
                                                          Portfolio              Brokerage
                                                       Transactions            Commissions
                                                            Amounts                Amounts

-------------------------------------------------------------------------------------------
Delaware VIP Balanced Series                            $66,263,555                $99,147
-------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets                                  $-0-                   $-0-
-------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities Series                $83,547,946               $137,056
-------------------------------------------------------------------------------------------
Delaware VIP International Value Equity Series           $7,457,317                $15,754
-------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series                    $149,268,897               $222,361
-------------------------------------------------------------------------------------------
Delaware VIP REIT Series                               $158,823,062               $347,862
-------------------------------------------------------------------------------------------
Delaware VIP Select Growth                              $48,855,956                $72,807
-------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series                     $65,163,183               $152,785
-------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series                     $4,213,116                 $7,909
-------------------------------------------------------------------------------------------
Delaware VIP Trend Series                              $142,932,564               $257,987
-------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series                         $11,188,989                $15,854
-------------------------------------------------------------------------------------------

         As provided in the Securities Exchange Act of 1934, as amended, and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Trust and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives an allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Regulation, Inc (the "NASDRsm") rules, and subject to seeking best execution, the Trust may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

Portfolio Turnover
         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Trust anticipates that, ordinarily, the annual portfolio turnover rates are not expected to exceed 100% for the Delaware VIP Emerging Markets, Delaware VIP Large Cap Value, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value and Delaware VIP Social Awareness Series, 200% for the Delaware VIP Capital Reserves Series, and may exceed 100% for the Delaware VIP Balanced, Delaware VIP Diversified Income, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP Select Growth, Delaware VIP Technology and Information, Delaware VIP Trend and Delaware VIP U.S. Growth Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:

---------------------------------------------------------------------------------------------------
                                                        Year Ended               Year Ended
                     Series                         December 31, 2002        December 31, 2001
                     ------                         -----------------        -----------------
---------------------------------------------------------------------------------------------------
Delaware VIP Balanced Series                                303%                     336%
---------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves Series                        427%                     290%
---------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series                         39%                      41%
---------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series                              49%                      51%
---------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities Series                     88%                     117%
---------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series                              587%                     557%
---------------------------------------------------------------------------------------------------
Delaware VIP International Value Equity Series               13%                      11%
---------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series                         100%                     102%
---------------------------------------------------------------------------------------------------
Delaware VIP REIT Series                                     53%                      56%
---------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series                           106%                     135%
---------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series                          43%                      73%
---------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series                         34%                      50%
---------------------------------------------------------------------------------------------------
Delaware VIP Trend Series                                    43%                      51%
---------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series                             101%                      78%
---------------------------------------------------------------------------------------------------

* Annualized. Commenced operations on August 31, 2000.

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no front-end or contingent deferred sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in the New York Stock Exchange's time of closing, the Trust reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements, which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Trust shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Trust may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

Money Market Series
         The Board of Trustees has adopted certain procedures to monitor and stabilize the price per share of Delaware VIP Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Delaware VIP Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Trust's fiscal year ends on December 31.

         For the Delaware VIP Balanced and Delaware VIP Large Cap Value Series, the Trust will make payments from the Series' net investment income annually. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Social Awareness, Delaware VIP Trend and Delaware VIP U.S. Growth Series, the Trust will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

Delaware VIP Cash Reserve Series
         The Trust declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Trust is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Trust is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Trustees will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.

TAXES

         Each Series of the Trust is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Trust of federal income tax liability on that portion of its income paid to shareholders under the Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         A Series may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Series is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Series (possibly causing the Series to sell securities to raise the cash for necessary distributions) and/or defer the Series' ability to recognize a loss, and, in limited cases, subject the Series to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed by the Series.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Diversified Income, Delaware VIP Large Cap Value, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Social Awareness, Delaware VIP Trend, and Delaware VIP U.S. Growth Series.

         Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to Delaware VIP Diversified Income, Delaware VIP International Value Equity, Delaware VIP Global Bond and Delaware VIP Emerging Markets Series. Such services are provided subject to the supervision and direction of the Trust's Board of Trustees. Delaware International is affiliated with Delaware Management.

       On March 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $87 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

         The Investment Management Agreements for each Series are dated December 15, 1999 and were approved by the initial shareholder on that date. The Agreements will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the Trustees of the Trust or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Under the Investment Management Agreement, Delaware Management or Delaware International is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

-------------------------------------------------------------------------------------------------
                    Series                                    Management Fee Rate
-------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves Series            0.50% on the first $500 million
                                                0.475% on the next $500 million
                                                0.45% on the next $1.5 billion
                                                0.425% on assets in excess of $2.5 billion
-------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve Series                0.45% on the first $500 million
                                                0.40% on the next $500 million
                                                0.35% on the next $1.5 billion
                                                0.30% on assets in excess of $2.5 billion
-------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series                 0.75% on the first $500 million
Delaware VIP Growth Opportunities Series        0.70% on the next $500 million
Delaware VIP REIT Series                        0.65% on the next $1.5 billion
Delaware VIP Select Growth Series               0.60% on assets in excess of $2.5 billion
Delaware VIP Small Cap Value Series
Delaware VIP Social Awareness Series
Delaware VIP Trend Series
-------------------------------------------------------------------------------------------------
Delaware VIP Balanced Series                    0.65% on the first $500 million
Delaware VIP Diversified Income                 0.60% on the next $500 million
Delaware VIP High Yield Series                  0.55% on the next $1.5 billion
Delaware VIP Large Cap Value Series*            0.50% on assets in excess of $2.5 billion
Delaware VIP U.S. Growth Series
-------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series            1.25% on the first $500 million
                                                1.20% on the next $500 million
                                                1.15% on the next $1.5 billion
                                                1.10% on assets in excess of $2.5 billion
-------------------------------------------------------------------------------------------------
Delaware VIP International Value Equity Series  0.85% on the first $500 million
                                                0.80% on the next $500 million
                                                0.75% on the next $1.5 billion
                                                0.70% on assets in excess of $2.5 billion
-------------------------------------------------------------------------------------------------

* Delaware Management has agreed to voluntarily waive its management fee so as not to exceed an annual rate of 0.60% of average daily net assets.

         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all Trustees, officers and employees who are affiliated with both it and the Trust.

         On December 31, 2002, the total net assets of the Trust were $1,844,179,591, broken down as follows:

--------------------------------------------------------------------------
Delaware VIP Balanced Series                                  $54,792,608
--------------------------------------------------------------------------
Delaware VIP Capital Reserves Series                          $42,703,558
--------------------------------------------------------------------------
Delaware VIP Cash Reserve Series                              $49,814,794
--------------------------------------------------------------------------
Delaware VIP Emerging Markets Series                          $13,302,882
--------------------------------------------------------------------------
Delaware VIP Global Bond Series                               $91,951,627
--------------------------------------------------------------------------
Delaware VIP Growth Opportunities Series                      $76,239,127
--------------------------------------------------------------------------
Delaware VIP High Yield Series                                $61,618,320
--------------------------------------------------------------------------
Delaware VIP International Value Equity Series               $142,118,905
--------------------------------------------------------------------------
Delaware VIP Large Cap Value Series                          $246,215,828
--------------------------------------------------------------------------
Delaware VIP REIT Series                                     $253,978,217
--------------------------------------------------------------------------
Delaware VIP Select Growth Series                             $34,074,082
--------------------------------------------------------------------------
Delaware VIP Small Cap Value Series                          $294,871,761
--------------------------------------------------------------------------
Delaware VIP Social Awareness Series                          $14,702,237
--------------------------------------------------------------------------
Delaware VIP Trend Series                                    $437,234,259
--------------------------------------------------------------------------
Delaware VIP U.S Growth Series                                $10,260,802
--------------------------------------------------------------------------

         Following are the investment management fees incurred for the last three fiscal years:

----------------------------------------------------------------------------------------------------------------
Series                               December 31, 2002         December 31, 2001        December 31, 2000
------                               -----------------         -----------------        -----------------
----------------------------------------------------------------------------------------------------------------
Delaware VIP Balanced Series         $464,006 earned           $655,217 paid            $905,339 paid
                                     $453,775 paid
                                     $10,231 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves Series $167,086 earned           $143,095 paid            $149,661 paid
                                     $167,086 paid
                                     $-0- waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve Series     $190,785 earned           $213,937 paid            $233,590 paid
                                     $190,785 paid
                                     $-0- waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series $174,204 earned           $160,726 earned          $174,721 earned
                                     $170,467 paid             $160,726 paid            $149,379 paid
                                     $3,737 waived             -0- waived               $25,342 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series      $317,088 earned           $123,864 earned          $127,385 earned
                                     $317,088 paid             $81,739 paid             $110,086 paid
                                     $-0- waived               $42,125 waived           $17,299 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities    $821,878 earned           $1,206,684 earned        $1,797,467 paid
Series                               $821,878 paid             $1,170,642 paid
                                     $-0- waived               $36,042 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series       $368,976 earned           $375,464 paid            $503,543 paid
                                     $368,976 paid
                                     $-0- waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP International Value     $1,481,033 earned         $1,861,684 earned        $2,382,315 earned
Equity Series                        $1,410,927 paid           $1,721,172 paid          $2,181,478 paid
                                     $70,106 waived            $140,512 waived          $200,837 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series  $1,969,447 earned         $2,401,156 earned        $2,404,059
                                     $1,817,688 paid           $2,216,452 paid
                                     $151,759 waived           $184,704 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series             $1,460,993 earned         $590,353 earned          $191,380 earned
                                     $1,460,877 paid           $556,847 paid            $143,842 paid
                                     $116 waived               $33,506 waived           $47,538 waived
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Series                               December 31, 2002         December 31, 2001        December 31, 2000
------                               -----------------         -----------------        -----------------
----------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series(1) $374,896 earned           $567,688 earned          $734,357 earned
                                     $374,896 paid             $548,792 paid            $680,474 paid
                                     $-0- waived               $18,896 waived           $53,883 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series  $2,148,274 earned         $1,022,210 earned        $702,781 earned
                                     $2,139,480 paid           $989,748 paid            $665,200 paid
                                     $8,794 waived             $32,462 waived           $37,581 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series $144,553 earned           $198,016 earned          $265,236 earned
                                     $137,716 paid             $198,016 paid            $244,082 paid
                                     $6,837 waived             -0- waived               $21,154 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series            $3,779,820 earned         $4,490,714 earned        $5,780,387 earned
                                     $3,778,263 paid           $4,201,236 paid          $5,687,517 paid
                                     $1,557 waived             $289,478 waived          $92,870 waived
----------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series(2)   $88,129 earned            $129,837 earned          $167,820 paid
                                     $88,129 paid              $108,325 paid
                                     $-0- waived               $21,512 waived
----------------------------------------------------------------------------------------------------------------

(1) Commenced operations on May 3, 1999. (2) Commenced operations on November 15, 1999.

         Vantage Investment Advisors ("Vantage") served as the Sub-Advisor to Delaware VIP Social Awareness Series for the fiscal year ended December 31, 2000. Vantage received $103,781 from Delaware Management for such services. As of January 2001, Vantage no longer serves as Sub-Advisor to Delaware VIP Social Awareness Series.

         Lincoln Investment Management, Inc. ("LIM") served as the Sub-Advisor to Delaware VIP REIT series for the fiscal years ended December 31, 2000. For the fiscal years ended December 31, 2000, LIM received $41,110 for such services. As of January 2001, LIM no longer serves as Sub-Advisor to Delaware VIP REIT series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998 (May 1, 1999 for Delaware VIP Select Growth Series, October 15, 1999 for Delaware VIP U.S. Growth Series and May 19, 2003 for Delaware VIP Diversified Income Series) through April 30, 2004, Delaware Management contracted to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

------------------------------------------------------------
Delaware VIP Balanced Series                        0.80%
------------------------------------------------------------
Delaware VIP Capital Reserves Series                0.80%
------------------------------------------------------------
Delaware VIP Cash Reserve Series                    0.80%
------------------------------------------------------------
Delaware VIP Convertible Securities Series          0.85%
------------------------------------------------------------
Delaware VIP Diversified Income Series              0.80%
------------------------------------------------------------
Delaware VIP Growth Opportunities Series            0.90%
------------------------------------------------------------
Delaware VIP High Yield Series                      0.80%
------------------------------------------------------------
Delaware VIP Large Cap Value Series                 0.80%
------------------------------------------------------------
Delaware VIP REIT Series                            0.95%
------------------------------------------------------------
Delaware VIP Select Growth Series                   0.90%
------------------------------------------------------------
Delaware VIP Small Cap Value Series                 0.95%
------------------------------------------------------------
Delaware VIP Social Awareness Series                0.85%
------------------------------------------------------------
Delaware VIP Strategic Income Series                0.80%
------------------------------------------------------------
Delaware VIP Technology and Innovation Series       1.00%
------------------------------------------------------------
Delaware VIP Trend Series                           0.95%
------------------------------------------------------------
Delaware VIP U.S. Growth Series                     0.80%
------------------------------------------------------------

         Beginning May 1, 1998 through April 30, 2004, Delaware International contracted to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

        -----------------------------------------------------------
        Delaware VIP Emerging Markets Series              1.50%
        -----------------------------------------------------------
        Delaware VIP Global Bond Series                   1.00%
        -----------------------------------------------------------
        Delaware VIP International Value Equity Series    1.00%
        -----------------------------------------------------------

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the Delaware VIP High Yield, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP Social Awareness Series.

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Delaware VIP Large Cap Value, Delaware VIP Balanced and Delaware VIP Growth Opportunities Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of Delaware VIP International Value Equity and Delaware VIP Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Delaware VIP Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of Delaware VIP International Value Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Delaware VIP Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

Distribution and Service
         Delaware Distributors, L.P. (the "Distributor"), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trust's national distributor pursuant to a Distribution Agreement.

         The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Distributor, Delaware Management and Delaware International, serves as the Trust's financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries. The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives promotional allowances from insurance companies that sponsor annuity products that include the Series as investment options.

         Plan under Rule 12b-1 - Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for Service Class shares of each Series (the "Plan"). The Plan permits the Trust to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class of shares to which the Plan applies. The Plan is designed to benefit the Trust and its shareholders and, ultimately the Trust's beneficial contract owners.

         The Plan permits the Trust, pursuant to its Distribution Agreement, to pay out of the assets of Service Class shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Trust may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance company sponsors, who aid in the distribution of Service Class shares or provide services in respect of the Service Class, pursuant to service agreements with the Trust.

         The maximum aggregate fee payable by the Trust under the Plan, and the Trust's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Service Class shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers and others for providing personal service and/or maintaining shareholder accounts). Delaware Distributors, L.P. has contractually agreed to limit the fee to an annual rate of 0.25% of Service Class' average daily net assets.

         While payments pursuant to the Plan currently may not exceed 0.25% annually (and may never exceed 0.30% annually) with respect to Service Class shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Trust's unaffiliated trustees, who may reduce the fees or terminate the Plan at any time.

         All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Service Class shares would be borne by such persons without any reimbursement from such Class.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plan and the Distribution Agreement, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of Service Class shares, and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Service Class at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the Service Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Service Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be made by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management and Delaware International, is the Trust's shareholder servicing, dividend disbursing and transfer agent for each Series pursuant to a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The amount and purpose of 12b-1 plan payments from each Class were as follows for their last fiscal year:

---------------------------------------------------------------------------------------------------------------------------
                                                            Delaware VIP Trust Service Class Shares
                                   ----------------------------------------------------------------------------------------
                                               VIP       VIP        VIP        VIP         VIP        VIP         VIP
                                      VIP    Capital     Cash     Emerging   Global      Growth       High    International
                                   Balanced  Reserves  Reserves    Markets    Bond    Opportunities  Yield     Value Equity
                                    Series    Series    Series     Series    Series      Series      Series      Series
---------------------------------------------------------------------------------------------------------------------------
Advertising                           $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Annual/Semiannual Reports             $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Broker Trails                         $7        $9        $8       $1,119      $8       $33,658     $13,071       $53
---------------------------------------------------------------------------------------------------------------------------
Broker Sales Charges                  $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Dealer Service Expenses               $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Interest on Broker Sales Charges      $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Commissions to Wholesalers            $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Promotional-Broker Meetings           $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Promotional-Other                     $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Prospectus Printing                   $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Telephone                             $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Wholesaler Expenses                   $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Other                                 $0        $0        $0         $0        $0          $0         $0          $0
---------------------------------------------------------------------------------------------------------------------------
Total                                 $7        $9        $8       $1,119      $8       $33,658     $13,071       $53
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                            Delaware VIP Trust Service Class Shares
                              -------------------------------------------------------------------------
                                 VIP                 VIP        VIP         VIP                VIP
                              Large Cap    VIP      Select   Small Cap     Social     VIP      U.S.
                                Value      REIT     Growth     Value      Awareness  Trend    Growth
                                Series    Series    Series     Series      Series    Series   Series
-------------------------------------------------------------------------------------------------------
Advertising                       $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Annual/Semiannual Reports         $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Broker Trails                   $6,294    $27,531   $15,665   $157,487    $1,255    $25,683    $627
-------------------------------------------------------------------------------------------------------
Broker Sales Charges              $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Dealer Service Expenses           $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Interest on Broker Sales          $0        $0        $0         $0         $0        $0        $0
Charges
-------------------------------------------------------------------------------------------------------
Commissions to Wholesalers        $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Promotional-Broker Meetings       $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Promotional-Other                 $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Prospectus Printing               $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Telephone                         $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Wholesaler Expenses               $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Other                             $0        $0        $0         $0         $0        $0        $0
-------------------------------------------------------------------------------------------------------
Total                           $6,294    $27,531   $15,665   $157,487    $1,255    $25,683    $627
-------------------------------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and Trustees of the Trust hold identical positions in each of the other funds in the Delaware Investments family.

         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., DIAL Holding Company, Inc., Delaware International Holdings Ltd., Delaware International Advisers Ltd., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware International Advisers Ltd. are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

                                                                             Principal             Number of           Other
                              Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
Name, Address and              Held with          Length of Time               During           Complex Overseen      Held by
Birthdate                  Delaware VIP Trust         Served                Past 5 Years           by Trustee        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Jude T. Driscoll(1)          Chief Executive          2 Years           Chairman and Trustee of        107             None
2005 Market Street          Officer, President,                        Delaware Investments(2)
Philadelphia, PA              Chairman and
19103-7094                       Trustee                              Executive Vice President and
                                                                           Head of Fixed-Income -
March 10, 1963                                                        Delaware Investment Advisers,
                                                                          a series of Delaware
                                                                        Management Business Trust
                                                                         (August 2000 - Present)

                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                        (June 1998 - August 2000)

                                                                           Managing Director -
                                                                      NationsBanc Capital Markets
                                                                      (February 1996 - June 1998)

David K. Downes(3)              President,           10 Years -              Mr. Downes has            107     Director/President -
2005 Market Street           Chief Executive      Executive Officer       served in various                      Lincoln National
Philadelphia, PA                Officer,                                 executive capacities                 Convertible Securities
19103-7094                   Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments(2)
January 8, 1940                                                                                                Director/President -
                                                                                                                 Lincoln National
Independent Trustees                                                                                             Income Fund, Inc.


Walter P. Babich                 Trustee              15 Years              Board Chairman -           107             None
2005 Market Street                                                    Citadel Constructors, Inc.
Philadelphia, PA                                                           (1989 - Present)
19103-7094

October 1, 1927

John H. Durham                   Trustee             24 Years(4)           Private Investor            107            Trustee -
2005 Market Street                                                                                               Abington Memorial
Philadelphia, PA                                                                                                Hospital Foundation
19103-7094

August 7, 1937                                                                                                  President/Director -
                                                                                                                 22 WR Corporation

John A. Fry                      Trustee              2 Years                 President -               89(5)          None
2005 Market Street                                                     Franklin & Marshall College
Philadelphia, PA                                                         (June 2002 - Present)
19103-7094
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
May 28, 1960                                                             (April 1995 - June 2002)

Anthony D. Knerr                 Trustee              13 Years        Founder/Managing Director -      107             None
2005 Market Street                                                     Anthony Knerr & Associates
Philadelphia, PA                                                        (Strategic Consulting)
19103-7094                                                                 (1990 - Present)

December 7, 1938

Ann R. Leven                     Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
2005 Market Street                                                         National Gallery of Art               Recoton Corporation
Philadelphia, PA                                                               (1994 - 1999)
19103-7094                                                                                                            Director -
                                                                                                                    Systemax, Inc.
November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                             Principal             Number of           Other
                              Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
Name, Address and              Held with          Length of Time               During           Complex Overseen      Held by
Birthdate                  Delaware VIP Trust         Served                Past 5 Years           by Trustee        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

Thomas F. Madison                Trustee              9 Years                President/Chief           107       Director - Valmont
2005 Market Street                                                         Executive Officer -                    Industries, Inc.
Philadelphia, PA                                                           MLM Partners, Inc.
19103-7094                                                             (Small Business Investing                   Director - ACI
                                                                            and Consulting)                       Telecentrics Inc.
                                                                        (January 1993 - Present)
February 25, 1936                                                                                                 Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

Janet L. Yeomans                 Trustee              4 Years           Vice President Treasurer -     107             None
2005 Market Street                                                            3M Corporation
Philadelphia, PA                                                          (July 1995 - Present)
19103-7094
                                                                          Ms. Yeomans has held
July 31, 1948                                                              various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

Richelle S. Maestro         Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
2005 Market Street             General Counsel                     various executive capacities
Philadelphia, PA                and Secretary                         at different times at
19103-7094                                                            Delaware Investments

November 26, 1957

Michael P. Bishof            Senior Vice President    7 Years          Mr. Bishof has served in        107             None
2005 Market Street               and Treasurer                       various executive capacities
Philadelphia, PA                                                         at different times at
19103-7094                                                               Delaware Investments

August 18, 1962

(1) Effective January 1, 2003, Mr. Driscoll began serving as executive officer of VIP Trust's manager.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including VIP Trust's manager, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of VIP Trust's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

         Following is additional information regarding investment professionals affiliated with the Trust.

                               Position(s) Held with the                                     Principal Occupation(s) During Past
Name, Address and Birthdate             Trust                       Length of Time Served                 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams             Vice President and Senior                6 Years            Mr. Adams has served in various
2005 Market Street                    Equity Analyst                                         capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments

April 24, 1962

Robert Akester                  Senior Portfolio Manager of               6 Years           Mr. Akester has served in various
3rd Floor                         Delaware International                                     capacities at different times at
80 Cheapside                           Advisers Ltd.                                              Delaware International
London, England
EC2V 6EE

April 25, 1948

Damon J. Andres                  Vice President and Senior                7 Years            Mr. Andres has served in various
2005 Market Street                  Portfolio Manager                                       capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments

October 24, 1969

Marshall T. Bassett              Senior Vice President and                4 Years        Vice President/Senior Portfolio Manager of
2005 Market Street                Senior Portfolio Manager                                    Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                    of Delaware Management Business Trust
                                                                                                     (1997 - Present)
February 8, 1954
                                                                                          Vice President - Morgan Stanley Asset
                                                                                                        Management
                                                                                                      (1995 - 1997)

Joanna Bates                    Senior Portfolio Manager of               5 Years            Ms. Bates has served in various
3rd Floor                         Delaware International                                     capacities at different times at
80 Cheapside                           Advisers Ltd.                                              Delaware International
London, England
EC2V 6EE

March 14, 1960

Christopher S. Beck              Senior Vice President and                4 Years          Vice President and Senior Portfolio
2005 Market Street               Senior Portfolio Manager                                     Manager of Delaware Investment
Philadelphia, PA 19103                                                                        Advisers, a series of Delaware
                                                                                                Management Business Trust
December 5, 1957                                                                                     (1997 - Present)

                                                                                            Portfolio Manager - Pitcairn Trust
                                                                                                         Company
                                                                                                      (1995 - 1997)

Stephen R. Cianci                Vice President and Senior                9 Years            Mr. Cianci has served in various
2005 Market Street                   Portfolio Manager                                       capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments

May 12, 1969

                               Position(s) Held with the                                     Principal Occupation(s) During Past
Name, Address and Birthdate             Trust                       Length of Time Served                 5 Years
---------------------------------------------------------------------------------------------------------------------------------
J. Paul Dokas                    Senior Vice President and                4 Years         Senior Vice President and Director of
2005 Market Street                Director of Research -                                   Research - Quantitative of Delaware
Philadelphia, PA 19103                 Quantitative                                          Investment Advisers, a series of
                                                                                            Delaware Management Business Trust
October 17, 1959                                                                                     (1997 - Present)

                                                                                           Director of Trust Investments - Bell
                                                                                                   Atlantic Corporation
                                                                                                      (1985 - 1997)

John B. Fields                   Senior Vice President and               10 Years        Mr. Fields served in various capacities
2005 Market Street               Senior Portfolio Manager                                     at different times at Delaware
Philadelphia, PA 19103                                                                                 Investments

June 30, 1945
Gerald S. Frey                  Managing Director and Chief               5 Years             Mr. Frey has served in various
2005 Market Street              Investment Officer - Growth                                  capacities at different times at
Philadelphia, PA 19103                   Investing                                                 Delaware Investments

February 7, 1946

Clive A. Gillmore              Deputy Managing Director and              12 Years           Mr. Gillmore has served in various
3rd Floor                       Senior Portfolio Manager of                                  capacities at different times at
80 Cheapside                      Delaware International                                          Delaware International
London, England                        Advisers Ltd.
EC2V 6EE

January 14, 1960

Robert E. Ginsberg               Vice President and Senior                4 Years            Vice President and Senior Equity
2005 Market Street                    Equity Analyst                                          Analyst of Delaware Investment
Philadelphia, PA 19103                                                                        Advisers, a series of Delaware
                                                                                                Management Business Trust
May 20, 1973                                                                                         (1997 - Present)

                                                                                              Analyst - Andersen Consulting
                                                                                                      (1995 - 1997)

Paul Grillo                      Vice President and Senior                9 Years            Mr. Grillo has served in various
2005 Market Street                   Portfolio Manager                                       capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments

May 16, 1959

John A. Heffern                  Senior Vice President and                4 Years        Vice President and Senior Portfolio Manager
2005 Market Street                Senior Portfolio Manager                                of Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                    of Delaware Management Business Trust
                                                                                                     (1997 - Present)
October 20, 1961
                                                                                         Senior Vice President/Equity Research -
                                                                                              NatWest Securities Corporation
                                                                                                      (1994 - 1997)

                               Position(s) Held with the                                     Principal Occupation(s) During Past
Name, Address and Birthdate             Trust                       Length of Time Served                 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Francis J. Houghton, Jr.         Vice President and Senior                1 Year           Vice President and Senior Portfolio
2005 Market Street                   Portfolio Manager                                        Manager of Delaware Investment
Philadelphia, PA 19103                                                                        Advisers, a series of Delaware
                                                                                                Management Business Trust
February 22, 1935                                                                                    (2000 - Present)

                                                                                          President and Director - Lynch & Mayer
                                                                                                      (1990 - 2000)

Jeffrey W. Hynoski             Vice President and Portfolio               3 Years        Vice President and Portfolio Manager of
2005 Market Street                        Manager                                         Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                    of Delaware Management Business Trust
                                                                                                     (1997 - Present)
September 19, 1962
                                                                                         Vice President - Bessener Trust Company
                                                                                                      (1993 - 1997)

Steven T. Lampe                Vice President and Portfolio               6 Years            Mr. Lampe has served in various
2005 Market Street                        Manager                                            capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments

September 13, 1968

Emma R.E. Lewis                 Senior Portfolio Manager of               7 Years            Ms. Lewis has served in various
3rd Floor                         Delaware International                                     capacities at different times at
80 Cheapside                           Advisers Ltd.                                              Delaware International
London, England
EC2V 6EE

January 23, 1969

Nigel G. May                    Director, Senior Portfolio               11 Years             Mr. May has served in various
3rd Floor                      Manager and Regional Research                                 capacities at different times at
80 Cheapside                       Director of Delaware                                           Delaware International
London, England                 International Advisers Ltd.
EC2V 6EE

September 23, 1962

Francis X. Morris                Senior Vice President and                4 Years          Vice President and Senior Portfolio
2005 Market Street               Senior Portfolio Manager                                     Manager of Delaware Investment
Philadelphia, PA 19103                                                                        Advisers, a series of Delaware
                                                                                                Management Business Trust
March 28, 1961                                                                                       (1997 - Present)

                                                                                          Director of Equity Research - PNC Bank

                               Position(s) Held with the                                     Principal Occupation(s) During Past
Name, Address and Birthdate             Trust                       Length of Time Served                 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Michael S. Morris               Vice President and Senior               2 Years         Vice President and Senior Equity Analyst of
2005 Market Street                  Equity Analyst                                        Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                    of Delaware Management Business Trust
                                                                                                     (1999 - Present)
September 5, 1968
                                                                                            Financial Analyst - Walnut Street
                                                                                                        Associates
                                                                                                      (1998 - 1999)

                                                                                          Senior Equity Analyst - Pilgrim Baxter
                                                                                                       & Associates
                                                                                                      (1997 - 1998)

                                                                                             Equity Analyst - State Teachers
                                                                                                Retirement Systems of Ohio
                                                                                                      (1996 - 1997)

Christopher A. Moth             Director, Senior Portfolio               10 Years             Mr. Moth has served in various
3rd Floor                      Manager and Chief Investment                                  capacities at different time at
80 Cheapside                        Officer of Delaware                                           Delaware International
London, England                 International Advisers Ltd.
EC2V 6EE

October 17, 1967

David G. Tilles                  Managing Director, Chief                12 Years            Mr. Tilles has served in various
3rd Floor                       Executive Officer and Chief                                  capacities at different times at
80 Cheapside                  Investment Officer of Delaware                                      Delaware International
London, England                 International Advisers Ltd.
EC2V 6EE

February 17, 1952

Thomas J. Trotman             Vice President and Senior Portfolio         6 Years           Mr. Trotman has served in various
2005 Market Street                        Manager                                            capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments

April 19, 1951

Lori P. Wachs                  Vice President and Portfolio               9 Years            Ms. Wachs has served in various
2005 Market Street                        Manager                                            capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments

November 8, 1968

         The following table shows each Trustee's ownership of shares of the Trust and of all Delaware Investments funds as of December 31, 2002.

----------------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate Dollar Range of Equity
                                                                             Securities in All Registered Investment
                                      Dollar Range of Equity Securities in   Companies Overseen by Trustee in Family
Name                                               the Trust                         of Investment Companies
----------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                                      None                                $1 - $10,000
----------------------------------------------------------------------------------------------------------------------
David K. Downes                                       None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
Walter A. Babich                                      None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
John H. Durham                                        None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
John A. Fry                                           None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                                      None                              $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
Ann R. Leven                                          None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                                     None                              $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                                      None                                     None
----------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing, for each Trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 2002, and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 2002. Only the independent Trustees of the Trust receive compensation from the Trust.

-----------------------------------------------------------------------------------------------
                                          Pension or                              Total
                                          Retirement        Estimated         Compensation
                         Aggregate     Benefits Accrued       Annual       from the Investment
                        Compensation      as Part of         Benefits           Companies
                       received from         Trust             Upon            in Delaware
Name                      the Trust         Expenses        Retirement(1)     Investments(2)
-----------------------------------------------------------------------------------------------
Ann R. Leven               $9,340            None             $55,000            $89,161
Walter P. Babich           $9,699            None             $55,000            $91,827
John A. Fry                $8,227            None             $44,362            $64,746
Anthony D. Knerr           $8,326            None             $55,000            $81,660
Thomas F. Madison          $8,934            None             $55,000            $86,160
John H. Durham             $8,258            None             $55,000            $81,160
Janet L. Yeomans           $8,934            None             $55,000            $86,160
-----------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Investment Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a Trustee/Director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to Trustees/Directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for the Trust, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as Trustee/Director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee receives a total annual retainer fee of $55,000 for serving as a Trustee/Director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 24 investment companies in the Delaware Investments family, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional annual compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson, receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000 from all investment companies.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held three meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee held two meetings during the Trust's last fiscal year.

         As a group, the officers and Trustees owned less than 1% of the outstanding shares of each class of each Series. As of April 30, 2003, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Trust. Management has no knowledge of beneficial ownership of the Trust's shares:

-----------------------------------------------------------------------------------------------------------
Series                          Name and Address of Account                     Share Amount    Percentage
------                          ---------------------------                     ------------    ----------
-----------------------------------------------------------------------------------------------------------
Delaware VIP Balanced Series    Allmerica Financial Life                        4,306,440.224       97.11%
(Standard Class)                Separate Accounts
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves   Allmerica Financial Life                        3,947,449.917       98.23%
Series                          Separate Accounts
(Standard Class)                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve       Allmerica Financial Life                       59,178,200.290       98.58%
Series                          Separate Accounts
(Standard Class)                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets   Allmerica Financial Life                          862,822.842       51.27%
Series                          Separate Accounts
(Standard Class)                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
                                Lincoln Life Variable Annuity                     819,993.080       48.73%
                                1300 S Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Lincoln Life National Life                         77,431.266       99.98%
                                1300 S Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series Lincoln Life Variable                           9,226,453.591       93.74%
(Standard Class)                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
                                Allmerica Financial Life                          616,080.278        6.26%
                                Separate Accounts
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
Delaware VIP Growth             Allmerica Financial Life                        5,134,501.925       97.31%
Opportunities Series            Separate Accounts
(Standard Class)                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Allmerica Financial Life                        1,321,177.071      100.00%
                                Separate Accounts
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series  Allmerica Financial Life                        5,880,090.196       50.15%
(Standard Class)                Separate Accounts
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
                                Lincoln Life Variable                           5,701,265.939       48.63%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Lincoln National Life Company                   6,684,756.162      100.00%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
Delaware VIP International      Allmerica Financial Life                       11,789,949.210       98.89%
Value Equity Series             Separate Accounts
(Standard Class)                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Allmerica Financial Life                            7,200.503       99.88%
                                Separate Accounts
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Series                          Name and Address of Account                     Share Amount    Percentage
------                          ---------------------------                     ------------    ----------
-----------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value    Allmerica Financial Life                       10,059,182.720       52.48%
Series                          Separate Accounts
(Standard Class)                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
                                Lincoln National Life Company                   8,596,184.218       44.85%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Lincoln National Life Company                     507,305.373      100.00%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series        Lincoln National Life Company                  14,900,944.890       75.20%
(Standard Class)                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
                                The Travelers SEP Account                       4,258,204.748       21.49%
                                For Variable Annuities
                                One Tower Square 5MS
                                Hartford, CT 06183
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Lincoln National Life Company                   2,874,104.307       99.97%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth      Allmerica Financial Life                        3,237,757.050       74.16%
Series                          Separate Accounts
(Standard Class)                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
                                Lincoln Life Variable Annuity                   1,128,468.555       25.85%
                                1300 S Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Allmerica Financial Life                          698,532.011       60.78%
                                Separate Accounts
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
                                Lincoln National Life Company                     450,738.921       39.22%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value    Lincoln Life Variable                           4,921,825.287       54.22%
Series                          1300 South Clinton Street
(Standard Class)                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
                                Allmerica Financial Life                        2,630,856.595       28.98%
                                Separate Accounts
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
                                The Travelers SEP Account for                   1,170,965.664       12.90%
                                Variable Annuities
                                The Travelers Insurance Company
                                One Tower Square
                                Hartford, CT 06183
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Lincoln Life National Life                      7,005,034.084       99.61%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness   Allmerica Financial Life                          953,887.740       68.97%
Series                          Separate Accounts
(Standard Class)                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
                                Lincoln National Life Company                     429,195.464       31.03%
                                1300 South Clinton Street
                                P.O. Box 2340 Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Lincoln National Life Company                      72,834.863      100.00%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Series                          Name and Address of Account                     Share Amount    Percentage
------                          ---------------------------                     ------------    ----------
-----------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series       Lincoln National Life Company                  16,457,322.690       83.56%
(Standard Class)                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
                                Allmerica Financial Life                        2,581,092.511       13.11%
                                Separate Accounts
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
(Service Class)                 Lincoln Life National Life                      1,224,367.121       99.74%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series Allmerica Financial Life                        1,634,085.769       97.49%
(Standard Class)                Separate Accounts
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------
 (Service Class)                Lincoln National Life Company                     152,856.881      100.00%
                                1300 South Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------

GENERAL INFORMATION

         The Trust, which was organized as a Maryland corporation in 1987 and reorganized as a Delaware business trust on December 15, 1999, is an open-end registered management investment company. Effective as of May 1, 2002 the name of Delaware Group Premium Fund was changed to Delaware VIP Trust. Also effective as of May 1, 2002, the name of each Series has also been changed to reflect Delaware VIP. For example, "Balanced Series" has become "Delaware VIP Balanced Series'. With the exception of Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP REIT Series, each Series operates as a diversified fund as defined by the 1940 Act. Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP REIT Series operate as nondiversified funds as defined by the 1940 Act.

         The Trust's Board of Trustees is responsible for overseeing the performance of each Series' investment advisor and determining whether to approve and/or renew each Series' investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment advisor.

         The investment performance of the fund's assets managed by the investment advisor.

         The fair market value of the services provided by the investment advisor.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which the investment advisor has realized or will realize economies of scale as the fund grows.

         Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

         The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

         In reviewing the investment management agreements for each Series, the Board of Trustees considered the Series' performance relative to its peers and benchmark, the investment process and controls used in managing the Series, the Series' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Series and quality of other services provided to the Series in addition to investment advice.

         The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Manager, and felt that management had been responsive to the concerns expressed by the Board during the previous year. The Board considered that the Manager recently instituted a number of changes and refinements to the Delaware Investments investment process designed to bolster the services provided to the Series. Such as including as part of their investment decision-making process information about the composition of a competitive peer group's portfolios. The Board of Trustees was informed that such additional information is designed to minimize excessive volatility within a Fund and wide divergence in performance versus the market in a given investment style or mandate. Over the past 18 months, the value-yield investment style used by Delaware Management Company, a series of Delaware Management Business Trust (DMC), has been refined to consider share buy-backs in addition to dividend yield as a way in which value is returned to shareholders. Similarly, the small-cap value investment process has been refined to more narrowly focus the universe of securities considered for investment. The Manager advised the Board of Trustees that it believes that these refinements to the investment process are beginning to bear fruit for a number of the Series. DMC has also added to its staff of analysts and created a more positive work and career oriented atmosphere for analysts designed to increase long-term retention of analysts and promote greater job performance. In addition, on the fixed-income side, DMC believes that they have now fully integrated fixed-income personnel from Conseco with the remaining Delaware Investments fixed-income personnel to the benefit of many of the Series. The Board found, that overall, the Series' fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment advisor had implemented fee waivers to reduce the fees of certain Series.

         The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of each Series, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to the Series' investors.

         Delaware Management is the investment manager of each Series of the Trust other than Delaware VIP International Value Equity, Delaware VIP Global Bond and Delaware VIP Emerging Markets Series. Delaware International is the investment manager of Delaware VIP International Value Equity, Delaware VIP Global Bond and Delaware VIP Emerging Markets Series and is sub-advisor to the Delaware VIP Diversified Income Series. Delaware Management or its affiliate, Delaware International, also manages the other funds in the Delaware Investments family. Although investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         The Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-Advisor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Series, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-advisor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Trust and for the other mutual funds in the Delaware Investments family. The Distributor offers Trust shares on a continuous basis.

         The JPMorgan Chase Bank, located at Chase Metrotech Center, Brooklyn, New York 11245, serves as the custodian of each Series' assets.

         The Transfer Agent, an affiliate of Delaware Management and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Trust and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid an annual fee equal to 0.01% of the average daily net assets of each Series. Compensation is approved each year by the Board of Trustees, including a majority of the disinterested Trustees. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with Delaware Management or its distribution relationship with the Distributor, Delaware Management and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.

         Each Series reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern, for example, any person who:
(i) makes an exchange request out of the Series within two weeks of an earlier exchange request out of the Series, or (ii) makes more than two exchanges out of the Series per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Series' net assets. The Series, in its sole discretion, may consider other trading patterns that seem to follow a market timing pattern as market timing. The series may temporarily or permanently terminate the exchange privilege or reject any specific purchase order for the accounts of any such person. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, may be aggregated for purposes of the exchange limits.

         Each Series also reserves the right to refuse the purchase side of an exchange request by any person or group if, in Delaware Management's or Delaware International's judgment, the Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Purchase exchanges may be restricted or refused if a Series receives or anticipates simultaneous order affecting significant portions of the Series' assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Series and therefore may be refused.

         The initial public offering date for the Delaware VIP Large Cap Value, Delaware VIP High Yield, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve and Delaware VIP Balanced Series was July 28, 1988. The initial public offering date for Delaware VIP Growth Opportunities Series was July 2, 1991. Delaware VIP International Value Equity Series commenced operations on October 29, 1992. Delaware VIP Small Cap Value and Delaware VIP Trend Series commenced operations on December 27, 1993. The initial public offering date for Delaware VIP Global Bond Series was May 1, 1996 and for Delaware VIP Emerging Markets and Delaware VIP Social Awareness Series was May 1, 1997. Delaware VIP REIT Series commenced operations on May 4, 1998. Delaware VIP Select Growth Series commenced operations on May 3, 1999. Delaware VIP U.S. Growth Series commenced operations on November 15, 1999.

         The Delaware VIP Devon Series merged into Delaware VIP Large Cap Value Series on April 25, 2003. Delaware VIP Diversified Income Series commenced operations on May 19, 2003.

Euro
         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country has begun using the euro for currency transactions on January 1, 2002. Financial transactions and market information, including share quotations and company accounts, in participating countries are denominated in euros. Participating governments issue their bonds in euros, and monetary policy for participating countries are uniformly managed by a central bank, the European Central Bank.

         Although it is not possible to predict the impact of the euro implementation plan on the Trust, the transition to the euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro or on the computer systems used by the Trust's service providers to process the Trust's transactions.

         Further, the process of implementing the euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Trust. Because of the number of countries using this single currency, a significant portion of the assets of the Trust may be denominated in the euro.

Capitalization
         Each Series offers two classes of shares, Standard Class and Service Class. Additional classes of shares may be offered in the future.

         The Trust has at present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Although all shares have equal voting rights on matters affecting the entire Trust, each Series would vote separately on any matter which affects only that Series, such as certain material changes to investment advisory contracts or as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Each Class of each Series represents a proportionate interest in the assets of that Series, and each has the same voting and other rights and preferences, except the Standard Class of a Series may not vote on any matter affecting the Plan under Rule 12b-1 that applies to the Service Class of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

Noncumulative Voting
         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC. Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

FINANCIAL STATEMENTS

         Ernst & Young LLP, 2005 Market Street, Philadelphia, PA 19103-7094, serves as the independent auditors for the Trust and, in its capacity as such, audits the annual financial statements of the Series. Each Series' Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended December 31, 2002 are included in each Series' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

Bonds
         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations; extremely strong capacity to pay principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest; A--strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds. BB, B, CCC, CC, C--regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; D--in default.

         Plus (+) or minus (-) may be added to ratings from AA to CCC to show relative standing within the major rating categories.

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         For rating categories Aa to Caa, Moody's includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively

Commercial Paper
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--degree of safety regarding timely payment is strong; a plus (+) sign denotes extremely strong safety characteristics; A-2--capacity for timely payment is satisfactory; the relative degree of safety is not as high as for issuers designated A-1.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--superior quality; P-2--strong quality.

         Excerpts from Fitch, Inc.'s description of its highest ratings: F-1+ --Exceptionally strong quality; F-1 --Very strong quality; F-2 --Good credit quality.

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

        Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

        Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation.

        Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth. Delaware Diversified Growth Fund seeks capital appreciation by investing in stocks of companies that have growth potential that exceeds the average anticipated growth rate.

        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy. Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective by investing in dividend-paying stocks and income producing securities that are convertible into common stocks.

        Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        Delaware REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

        Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

        Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

        Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

        Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Diversified Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment-grade fixed-income securities and foreign government and other foreign fixed-income securities.

        Delaware VIP Trust offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Delaware VIP Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Delaware VIP Diversified Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed income securities markets: high-yield, higher risk securities; investment grad fixed-income securities; and foreign government and other foreign fixed-income securities. Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware VIP Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Delaware VIP Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Delaware VIP Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Delaware VIP Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings growth records.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C

                                Other Information


Item 23. Exhibits

                  (a) Agreement and Declaration of Trust.

                           (1) Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Executed Amended and Restated
                                            Agreement and Declaration of Trust
                                            (August 22, 2002) attached as
                                            Exhibit.

                           (2)      Executed Certificate of Trust (December 17,
                                    1998) incorporated into this filing by
                                    reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Executed Amendment No. 1 to
                                            Certificate of Trust incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 36
                                            filed April 30, 2002.

                  (b) By-Laws.

                           (1) By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Amended and Restated By-Laws
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 37 filed February 26,
                                            2003.

                  (c) Copies of All Instruments Defining the Rights of Holders.

                           (1) Agreement and Declaration of Trust. Articles III, V, and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Amended and Restated Articles III,
                                            V, and VI of the Agreement and
                                            Declaration of Trust incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                           (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Amended and Restated Article II of
                                            By-Laws incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                  (d) Investment Management Agreements.

                           (1) Executed Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

                                    (i)     Executed Amendment No. 1 (August 21,
                                            2000) to Exhibit A of the Investment
                                            Management Agreement between
                                            Delaware Management Company and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 34
                                            filed April 30, 2001.

                                    (ii)    Form of Amendment No. 2 (May __,
                                            2003) to Exhibit A of the Investment
                                            Management Agreement between
                                            Delaware Management Company and the
                                            Registrant attached as Exhibit.

                           (2) Executed Investment Management Agreement (December 15, 1999) between Delaware International Advisers, Ltd. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

                           (3)      Form of Sub-Advisory Agreement (May __,
                                    2003) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of VIP Diversified Income Series attached as Exhibit.

                  (e) Distribution Agreement.

                           (1)      Executed Distribution Agreement (April 19,
                                    2001) between Delaware Distributors, L.P.
                                    and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

                                    (i) Form of Amendment the No. 1 to Schedule
                                        I (May __, 2003) to Distribution
                                        Agreement between Delaware Distributors,
                                        L.P. and the Registrant attached as
                                        Exhibit.

                           (2) Executed Financial Intermediary Distribution Agreement (January 1, 2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

                                    (i)     Executed Appendix A (December 20,
                                            2001) to Financial Intermediary
                                            Distribution Agreement incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 35
                                            filed February 8, 2002.

                           (3) Form of Financial Intermediary Distribution Agreement (May 15, 2003) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant attached as Exhibit.

                  (f) Not applicable.

                  (g) Custodian Agreements.

                           (1) Custodian Agreement (May 1, 1996) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                                    (i)     Executed Amendment (July 1, 2001) to
                                            Custodian Agreement between JPMorgan
                                            Chase Bank and the Registrant on
                                            behalf of each Series incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                                    (ii)    Letter (December 27, 1996) adding
                                            the High-Yield Opportunities Series
                                            to Custodian Agreement between
                                            JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 36
                                            filed April 30, 2002.

                                    (iii)   Letter (May 1, 1997) adding
                                            Convertible Securities Series, Devon
                                            Series, Emerging Markets Series,
                                            Social Awareness Series and
                                            Strategic Income Series to the
                                            Custodian Agreement between JPMorgan
                                            Chase Bank and the Registrant
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 24 filed on April 27,
                                            1998.

                                    (iv)    Letter (April 30, 1998) adding REIT
                                            Series to the Custodian Agreement
                                            between JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 25
                                            filed on February 12, 1999.

                                    (v)     Letter (May 1, 1999) adding
                                            Aggressive Growth Series to the
                                            Custodian Agreement between JPMorgan
                                            Chase Bank and the Registrant
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 28 filed on October
                                            15, 1999.

                                    (vi)    Letter (October 15, 1999) adding
                                            U.S. Growth Series to the Custodian
                                            Agreement between JPMorgan Chase
                                            Bank and the Registrant incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 34
                                            filed April 30, 2001.

                                    (vii)   Letter (August 21, 2000) adding the
                                            Technology and Innovation Series to
                                            the Custodian Agreement between
                                            JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 34
                                            filed April 30, 2001.

                                    (viii)  Letter (January 17, 2002) adding the
                                            Trend Series to the Custodian
                                            Agreement between JPMorgan Chase
                                            Bank and the Registrant incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 35
                                            filed February 8, 2002.

                                    (ix)    Form of Letter (May __, 2003) adding
                                            the Diversified Income Series to the
                                            Custodian Agreement between JPMorgan
                                            Chase Bank and the Registrant
                                            attached as Exhibit.

                           (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effect Amendment No. 36 filed April 30, 2002.

                                    (i)     Executed Amendment (October 1, 2002)
                                            to Securities Lending Agreement
                                            between JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                  (h) Other Material Contracts.

                           (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

                                    (i)     Executed Schedule A (May 1, 2002) to
                                            Shareholder Services Agreement
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 37 filed February 26,
                                            2003.

                                    (ii)    Form of Schedule A (May __, 2003) to
                                            Shareholder Services Agreement
                                            attached as Exhibit.

                                    (iii)   Executed Schedule B (May 16, 2002)
                                            to Shareholder Services Agreement
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 37 filed February 26,
                                            2003.

                           (2) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                                    (i)     Executed Amendment No. 24 (June 26,
                                            2001) to the Delaware Group of Funds
                                            Fund Accounting Agreement
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 35 filed February 8,
                                            2002.

                                    (ii)    Executed Amendment No. 26 (May 1,
                                            2003) to the Delaware Investments
                                            Family of Funds Fund Accounting
                                            Agreement.

                                    (iii)   Executed Schedule B (May 16, 2002)
                                            to the Delaware Group of Funds Fund
                                            Accounting Agreement incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                  (i) Opinion of Counsel. Opinion of Counsel (May 14, 2003)
                      attached as Exhibit.

                  (j) Consent of Auditors. Consent of Auditors (May 16, 2003)
                      attached as Exhibit.

                  (k-l) Not applicable.

                  (m) Plan under Rule 12b-1.

                           (1)      Rule 12b-1 Plan (April 19, 2001)
                                    incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

                  (n) Rule 18f-3 Plan.

                           (1) Rule 18f-3 Plan (November 16, 2000) is incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 27, 2001.

                  (o) Not applicable.

                  (p) Code of Ethics.

                           (1) Delaware Investments Family of Funds Code of Ethics (August 2002) incorporated into this filing by reference to Post-Effective Amendment No. 37 filed February 26, 2003.

                           (2) Delaware Management Business Trust, Delaware International Advisers Ltd., Delaware Distributors, L.P., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Service Company, Inc. and Delaware Management Trust Company Code of Ethics (August 2002) incorporated into this filing by reference to Post-Effective Amendment No. 37 filed February 26, 2003.

                           (3) Lincoln Financial Distributors, Inc. Code of Ethics (April 2003) incorporated into this filing by reference to Post-Effective Amendment No. 38 filed April 30, 2003.

                  (q) Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

                           (1) Power of Attorney for Jude T. Driscoll (May 15,
                               2003) attached as Exhibit.

Item 24. Persons Controlled by or under Common Control with Registrant.  None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

Item 26. Business and Other Connections of Investment Adviser.

                  (a) Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                                  Chairman/Trustee of each fund in the Delaware Investments Family of Funds

                                                  Chief Executive Officer and Trustee of Delaware Management Company (a series of Delaware Management Business Trust), DIAL Holding Company, Inc., Delaware
                                                  General Management, Inc. and Delaware Management Company, Inc.

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Holdings, Inc., DMH Corp, Delaware Investments U.S., Inc., Delaware
                                                  Distributors, Inc., Delaware Management Business Trust and Lincoln National
                                                  Investment Companies, Inc.

                                                  President/Chief Executive Officer of Delaware Investment Advisers, Delaware
                                                  Capital Management (each a series of Delaware Management Business Trust) and
                                                  Delaware Distributors, L.P.

                                                  President of Delaware Lincoln Cash Management (a series of Delaware Management
                                                  Business Trust)

                                                  Director of Delaware Service Company, Inc., Retirement Financial Services,
                                                  Inc., LNC Administrative Services Corporation and HYPPCO Finance Company Ltd.

                                                  Executive Vice President/Head of Fixed Income of each fund in the Delaware
                                                  Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust)

                                                  Chairman/President/Chief Executive Officer and Director/Trustee of Delaware
                                                  Services Company, Inc., Retirement Financial Services, Inc. and LNC
                                                  Administrative Services Corporation

                                                  Chairman/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Trust Company

                                                  President/Chief Executive Officer/Chief Financial Officer of each fund in the
                                                  Delaware Investments Family of Funds

                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of Delaware International Holdings Ltd.

                                                  President/Chief Operating Officer and Director/Trustee of Delaware General
                                                  Management, Inc.

                                                  President and Director of Delaware Management Company, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer and
                                                  Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Distributors, Inc., Delaware Management Business Trust, DIAL Holding Company,
                                                  Inc., Delaware Investments U.S., Inc. and Lincoln National Investment
                                                  Companies, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer of
                                                  Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln
                                                  Cash Management (each a series of Delaware Management Business Trust) and
                                                  Delaware Distributors, L.P.

                                                  Director of Delaware International Advisers Ltd.

                                                  President and Director of Lincoln National Income Fund, Inc. and Lincoln
                                                  National Convertible Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)

                                                  Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                  Managing Director/Chief Investment Officer - Fixed Income of Delaware
                                                  Management Company (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Managing Director/Deputy Chief Investment Officer - Fixed Income of Delaware
                                                  Investment Advisers and Delaware Capital Management (each a series of Delaware
                                                  Management Business Trust)

                                                  Managing Director - Fixed Income of Delaware Management Holdings, Inc.,
                                                  Delaware Management Business Trust and Lincoln National Investment Companies,
                                                  Inc.
---------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer - Growth Investing of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Capital Management
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., Delaware Management Business Trust, Lincoln National
                                                  Investments Companies, Inc. and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                                  Distributors, L.P., Delaware Distributors, Inc. and Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Operations and Director of Delaware  Management Trust
                                                  Company
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Vice President/Senior Portfolio Manager of Delaware Capital Management  (a
                                                  series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                               Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                               Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Vice President/Senior Portfolio Manager of Delaware Capital Management (a
                                                  series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Capital Management (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc. and Delaware Distributors, L.P.

                                                  Senior Vice President/Treasurer/Investment Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings Ltd.

                                                  Senior Vice President/Treasurer of each fund in the Delaware Investments
                                                  Family of Funds

                                                  Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln
                                                  Cash Management (each a series of Delaware Management Business Trust),
                                                  Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company,
                                                  Inc., Delaware Service Company, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Delaware Investments
                                                  U.S., Inc., DIAL Holding Company, Inc., Lincoln National Investment Companies,
                                                  Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                                  Investments Family of Funds

                                                  Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                                  Management Trust Company
---------------------------------------------------------------------------------------------------------------------------------
Ryan K. Brist                                     Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President of Lincoln National Income Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Chief Investment Officer - Value Investing of Delaware
                                                  Management Company, Delaware Investment Advisers, Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Capital
                                                  Management, Inc. and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse                                   Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware
                                                  Investment Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers and
                                                  Delaware Capital Management (each a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------
J. Paul Dokas                                     Senior Vice President/Director of Research - Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Trustee of Delaware Management Business Trust
---------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/ Treasurer/Controller of Delaware Management Company,
                                                  Delaware Lincoln Cash Management, Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc.,
                                                  DMH Corp., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Delaware Investments
                                                  U.S., Inc., DIAL Holding Company, Inc., Lincoln National Investment Companies,
                                                  Inc. and LNC Administrative Services Corporation

                                                  Executive Vice President/Chief Financial Officer/Treasurer and Director of
                                                  Delaware Management Trust Company

                                                  Executive Vice President/Chief Financial Officer of Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Treasurer/Corporate Controller of Delaware International
                                                  Holdings Ltd.

                                                  Senior Vice President/Controller of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                                   Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                                  Management (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                                  Senior Vice President/Retail Investor Services of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Capital Management (each a series of
                                                  Delaware Management Business Trust), Delaware Distributors, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P. and each fund in the
                                                  Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/General Counsel/Secretary of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., DMH Corp., Inc., Delaware Management Trust Company, Delaware Management
                                                  Business Trust and Lincoln National Investment Companies, Inc.

                                                  Senior Vice President/General Counsel/Secretary of DIAL Holding
                                                  Company, Delaware Investments U.S., Inc., Delaware General Management, Inc.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Retirement
                                                  Financial Services, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

                                                  Senior Vice President/General Counsel/Assistant Secretary of Delaware
                                                  International Holdings Ltd.

                                                  Senior Vice President/General Counsel/Secretary and Director of Delaware
                                                  Distributors, Inc. and Delaware Capital Management (a series of Delaware
                                                  Management Business Trust)

                                                  Senior Vice President/General Counsel/Secretary of Delaware Distributors,
                                                  L.P.

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
---------------------------------------------------------------------------------------------------------------------------------
Susan L. Natalini                                 Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Michael S. Morris                                 Senior Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)

                                                  Vice President/Senior Equity Analyst of each fund in the Delaware Investments
                                                  Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company
                                                  (each a series of Delaware Management Business Trust) and Delaware Service
                                                  Company, Inc.

                                                  Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Assistant Treasurer of each fund in the Delaware
                                                  Investments Family of Funds

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Timothy L. Rabe                                   Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware
                                                  Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Retirement Financial Services, Inc. and Delaware Distributors, L.P.
---------------------------------------------------------------------------------------------------------------------------------
David Starer(1)                                   Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
---------------------------------------------------------------------------------------------------------------------------------
Ward W. Tatge                                     Senior Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management
                                                  Company. Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Joseph Baxter                                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust)

                                                  Vice President/Senior Municipal Bond Trader of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments Family of Funds

                                                  Vice President/Portfolio Manager of Delaware Capital Management (a series of
                                                  Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
M. L. Conery                                      Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
David F. Connor                                   Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Capital Management (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL Holding
                                                  Company, Inc., Delaware Investments U.S., Inc., Delaware Management Company,
                                                  Inc., Delaware Service Company, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Management Trust Company, Delaware Distributors, L.P., Delaware
                                                  Distributors, Inc., Delaware General Management, Inc., Delaware Management
                                                  Business Trust, Lincoln National Investment Companies, Inc., LNC
                                                  Administrative Services Corporation and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Scott E. Decatur(2)                               Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investment Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Joseph F. DeMichele                               Vice President/High Grade Trading of Delaware Management Company (a series of
                                                  Delaware Management Business Trust)

                                                  Vice President/Senior High Grade Trading of Delaware Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Capital Management, Inc.
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments
                                                  U.S., Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Retirement Financial Services, Inc., Delaware Distributors, L.P., Delaware
                                                  Distributors, Inc., Delaware General Management, Inc., Delaware Management
                                                  Business Trust, Lincoln National Investment Companies, Inc., LNC
                                                  Administrative Services Corporation and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Assistant Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments Family of Funds

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------
Clifford M. Fisher(3)                             Vice President/Senior Bond Trader of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Denise A. Franchetti                              Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
---------------------------------------------------------------------------------------------------------------------------------
Brian Funk                                        Vice President/High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Brent C. Garrells                                 Vice President/High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Capital Management (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
---------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Capital Management (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Jonathan Hatcher(4)                               Vice President/Senior High Yield Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------
Francis J. Houghton, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller - Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Capital Management (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Capital
                                                  Management, Inc. (each a series of Delaware Management Business Trust),
                                                  Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc.,
                                                  Delaware Investments U.S., Inc., Delaware Management Company, Inc., Delaware
                                                  Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributor, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Lincoln National Investment Companies, Inc. and LNC Administrative Services
                                                  Corporation
---------------------------------------------------------------------------------------------------------------------------------
SooHee Lee-Lim                                    Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                                 Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware General Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds

                                                  Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
John R. Murray(5)                                 Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust)

                                                  Assistant Vice President/Senior Equity Analyst of Delaware Investment Advisers
                                                  (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Brian L. Murray. Jr.(6)                           Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Capital Management
                                                  (each a series of Delaware Management Business Trust), Delaware Service
                                                  Company, Inc., Delaware Distributors, Inc., Retirement Financial Services,
                                                  Inc., Delaware Management Business Trust, Delaware Distributors, L.P., and
                                                  each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Capital Management (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Management Company, Inc., Delaware Service Company, Inc., Retirement Financial
                                                  Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Philip O. Obazee(7)                               Vice President/Derivatives Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Richard Salus                                     Vice President/ Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Capital
                                                  Management (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Service Company, Inc., Retirement Financial Service, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Delaware Investments U.S., Inc., DIAL
                                                  Holding Company, Inc., Lincoln National Investment Companies, Inc. and LNC
                                                  Administrative Services Corporation
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Kevin C. Schildt                                  Vice President/Senior Municipal Credit Analyst of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Vice President/Senior Research Analyst of each fund in the Delaware
                                                  Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Robert D. Schwartz                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President of Lincoln National Convertible Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager - Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Investments, U.S.,
                                                  Delaware General Management, Inc., Delaware Distributors, Inc., Delaware
                                                  Management Business Trust, Retirement Financial Services, Inc., Lincoln
                                                  Investment Companies, Inc. and LNC Administrative Services Corporation

                                                  Vice President/Assistant Treasurer of Delaware Capital Management (a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DHM
                                                  Corp., DIAL Holding Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Distributors, L.P.,
---------------------------------------------------------------------------------------------------------------------------------
Brenda L. Sprigman                                Vice President/Business Manager - Fixed Income of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Matthew J. Stephens                               Vice President/Senior High Grade Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Service Company, Inc., Delaware Distributors, L.P.
                                                  and Delaware Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Chris Welker                                      Vice President/Senior High Grade Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
---------------------------------------------------------------------------------------------------------------------------------
James J. Wright                                   Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

*Business Address is 2005 Market Street, Philadelphia, PA 19103.

--------------------------------------------------------------------------------
1    SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, 1996-2001.
2 QUANTITATIVE INVESTMENT PROFESSIONAL, Grantham, Mayo, VanOtterloo & Co., 1997-2002
3    VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002
4    SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002
5    TECHNCIAL TRANSFER ANALYST, U.S. Navy, 1998-2000
6    ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002
7 VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.
--------------------------------------------------------------------------------

         Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.

-------------------------------------------------------------------------------------------------------------------------------
                                          Positions and Offices with Delaware International and its affiliates and other
Name and Principal Business Address       Positions and Offices Held
-----------------------------------       --------------------------
-------------------------------------------------------------------------------------------------------------------------------
G. Roger H. Kitson**                      Chairman and Director of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
David G. Tilles**                         Managing Director/Chief Investment Officer and Director of Delaware International
                                          Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
John Emberson**                           Chief Operating Officer/Finance Director/Company Secretary/Compliance Officer and
                                          Director of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Clive A. Gillmore**                       Deputy Managing Director/Senior Portfolio Manager and Director of Delaware
                                          International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Elizabeth A.                              Senior Portfolio Manager/Regional Research Director and Director of Delaware
Desmond**                                 International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
John Kirk**                               Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Nigel G. May**                            Senior Portfolio Manager/Regional Research Director and Director of Delaware
                                          International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Christopher A. Moth**                     Chief Investment Officer - Global Fixed Income & Currencies, Senior Portfolio
                                          Manager and Director of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Hamish O. Parker**                        Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Robert Akester**                          Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Fiona A. Barwick**                        Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Joanna Bates**                            Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Len Johnson**                             Senior Vice President - Client Services of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Emma R. E. Lewis**                        Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
W. Hywel Morgan**                         Chief Economist and Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Hugh A. Serjeant**                        Senior Investment Research Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Brendan Baker**                           Economist/Senior Research Analyst of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
John L. Barrett**                         Compliance Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Michael R. Benaim**                       Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Nigel A. Bliss**                          Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Rufus A. Gilday**                         Trader - Fixed Income of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Richard J. Ginty**                        Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Dinash Lakhani**                          Senior Research Analyst of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Ormala Krishnan**                         Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          Positions and Offices with Delaware International and its affiliates and other
Name and Principal Business Address       Positions and Offices Held
-----------------------------------       --------------------------
-------------------------------------------------------------------------------------------------------------------------------
Russell J. Mackie**                       Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Martin Moorman**                          Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Paul J. Fournel**                         IT Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Christine Kuiper**                        Personnel/Premises Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Jennifer E. Phimister**                   Manager - Client Services of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Adrian L. Rowe**                          Finance Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Warren Shirvell**                         Operations Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
Arthur Van Hoogstraten**                  IT Project Manager of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
David Wakefield**                         Economist/Senior Research Analyst of Delaware International Advisers Ltd.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          Positions and Offices with Delaware International and its affiliates and other
Name and Principal Business Address       Positions and Offices Held
-----------------------------------       --------------------------
-------------------------------------------------------------------------------------------------------------------------------
David K. Downes*                          Director of Delaware International Advisers Ltd.

                                          President of Delaware Management Company (a series of Delaware Management Business
                                          Trust)

                                          Chairman/President/Chief Executive Officer and Director/Trustee of Delaware Services
                                          Company, Inc., Retirement Financial Services, Inc. and LNC Administrative Services
                                          Corporation

                                          Chairman/Chief Executive Officer and Director/Trustee of Delaware Management Trust
                                          Company

                                          President/Chief Executive Officer/Chief Financial Officer of each fund in the
                                          Delaware Investments Family of Funds

                                          President/Chief Executive Officer and Director/Trustee of Delaware Capital
                                          Management, Inc.

                                          President/Chief Operating Officer/Chief Financial Officer and Director/Trustee of
                                          Delaware International Holdings Ltd.

                                          President/Chief Operating Officer and Director/Trustee of Delaware General
                                          Management, Inc.

                                          President and Director of Delaware Management Company, Inc.

                                          Executive Vice President/Chief Operating Officer/Chief Financial Officer and
                                          Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delaware
                                          Distributors, Inc., Delaware Management Business Trust, DIAL Holding Company, Inc.,
                                          Delaware Investments U.S., Inc. and Lincoln National Investment Companies, Inc.

                                          Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware
                                          Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment
                                          Advisers, Delaware Lincoln Cash Management (each a series of Delaware Management
                                          Business Trust) and Delaware Distributors, L.P.

                                          Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash Management
                                          (a series of Delaware Management Business Trust)

                                          President and Director of Lincoln National Income Fund, Inc. and Lincoln National
                                          Convertible Securities Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
John C.E. Campbell*                       Director of Delaware International Advisers Ltd.

                                          Executive Vice President/Global Marketing & Client Services of Delaware
                                          Management Company, Delaware Investment Advisers, Delaware Lincoln
                                          Investment Advisers, Vantage Investment Advisers (each a series of
                                          Delaware Management Business Trust) and Retirement Financial Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          Positions and Offices with Delaware International and its affiliates and other
Name and Principal Business Address       Positions and Offices Held
-----------------------------------       --------------------------
-------------------------------------------------------------------------------------------------------------------------------
George E. Deming*                         Director of Delaware International Advisers Ltd.

                                          Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                          Delaware Investment Advisers (each a series of Delaware Management Business Trust)
                                          and each fund in the Delaware Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------------

*  Business address of each is 2005 Market Street, Philadelphia, PA
   19103-7094.
** Business address of each is Third Floor, 80 Cheapside, London, England
   EC2V 6EE.

Item 27. Principal Underwriters.

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

          (b)(1) Information with respect to each officer or partner of principal underwriter:

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*         Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------         --------------------------------------      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                  General Partner                             None
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                 Limited Partner                             None
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management                  Limited Partner                             None
-----------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                             President/Chief Executive Officer           Executive Vice President/Head of Fixed
                                                                                         Income
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes                              Executive Vice President/Chief Operating    President/Chief Executive Officer/Chief
                                             Officer/Chief Financial Officer             Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
Rene M. Campis                               Executive Vice President/Interim Head of    None
                                             Retail
-----------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                            Senior Vice President/Retirement Operations None
-----------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                          Senior Vice President/Operations            None
-----------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                            Senior Vice President/Investment Accounting Senior Vice President/Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                             Senior Vice President/Compliance Director   Senior Vice President/Compliance Director
-----------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                           Senior Vice President/Treasurer/Controller  Senior Vice President/ Corporate
                                                                                         Controller
-----------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                          Senior Vice President/Human Resources       Senior Vice President/Human Resources
-----------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                             Senior Vice President/Retail Investor       Senior Vice President/Retail Investor
                                             Services                                    Services
-----------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                          Senior Vice President/General               Senior Vice President/Deputy General
                                             Counsel/Secretary                           Counsel/ Secretary
-----------------------------------------------------------------------------------------------------------------------------------
James L. Shields                             Senior Vice President/Chief Information     None
                                             Officer
-----------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                             Vice President/Broker Dealer Operations &   None
                                             Service Support
-----------------------------------------------------------------------------------------------------------------------------------
David F. Connor                              Vice President/Deputy General               Vice President/Deputy General
                                             Counsel/Assistant Secretary                 Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                             Vice President/Taxation                     Vice President/Taxation
-----------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                           Vice President/Retirement Services          None
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                           Vice President/Product Manager - Fixed      None
                                             Income & International
-----------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                 Vice President/Assistant Controller         None
-----------------------------------------------------------------------------------------------------------------------------------
Nancy Nawn                                   Vice President/Senior Wrap Product Manager  None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*         Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------         --------------------------------------      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                            Vice President/Associate General            Vice President/Associate General
                                             Counsel/Assistant Secretary                 Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Brian L. Murray, Jr.                         Vice President/Associate General            Vice President/Associate General
                                             Counsel/Assistant Secretary                 Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Robinder Pal                                 Vice President/Retail e-Business            None
-----------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                               Vice President/Assistant Controller         None
-----------------------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                            Vice President/Client Services              None
-----------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                           Vice President/Facilities & Administrative  None
                                             Services
-----------------------------------------------------------------------------------------------------------------------------------
Joseph T. Van Thuyne                         Vice President/Human Resources Generalist   None
-----------------------------------------------------------------------------------------------------------------------------------

* Business address is 2005 Market Street, Philadelphia, PA 19103.

               (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments family.

                (b)(2) Information with respect to each officer or partner of LFD:

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*         Positions and Offices with LFD               Positions and Offices with Registrant
------------------------------------         ------------------------------               -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Westley V. Thompson                          President/Chief Executive Officer/Director   None
-----------------------------------------------------------------------------------------------------------------------------------
David M. Kittredge                           Senior Vice President/Chief Operating        None
                                             Officer/Director
-----------------------------------------------------------------------------------------------------------------------------------
Margaret Skinner                             Senior Vice President                        None
-----------------------------------------------------------------------------------------------------------------------------------
Frederick J. Crawford**                      Vice President/Treasurer                     None
-----------------------------------------------------------------------------------------------------------------------------------
Patrick Caufield***                          Vice President/Chief Compliance Officer      None
-----------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Rose****                          Secretary                                    None
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       * 2001 Market Street, Philadelphia, PA 19103.
      ** 1500 Market Street, Philadelphia, PA 19103.
     *** 350 Church Street, Hartford, CT 06103
    **** 1300 Clinton Street, Fort Wayne, IN 46802
--------------------------------------------------------------------------------

Item 28. Location of Accounts and Records. All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094, in London at Third Floor, 80 Cheapside, London, England EC2V 6EE, in New York at 630 Fifth Avenue, New York, NY 10111, or in Fort Wayne at 200 East Berry Street, Fort Wayne, IN 46802 or 1300 S. Clinton Street, Fort Wayne, IN 46802.

Item 29. Management Services. None.

Item 30. Undertakings. None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 19th day of May, 2003.


                                             DELAWARE VIP TRUST

                                             By       David K. Downes
                                                -----------------------------
                                                      David K. Downes
                                                         President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          Signature                                         Title                                   Date
-------------------------------            -----------------------------------------            ------------
David K. Downes                            President/Chief Executive Officer/Chief              May 19, 2003
-------------------------------            Financial Officer (Principal Executive
David K. Downes                            Officer/Principal Accounting Officer) and
                                           Trustee

Walter P. Babich              *            Trustee                                              May 19, 2003
-------------------------------
Walter P. Babich

John H. Durham                *            Trustee                                              May 19, 2003
-------------------------------
John H. Durham

John A. Fry                   *            Trustee                                              May 19, 2003
-------------------------------
John A. Fry

Anthony D. Knerr              *            Trustee                                              May 19, 2003
-------------------------------
Anthony D. Knerr

Ann R. Leven                  *            Trustee                                              May 19, 2003
-------------------------------
Ann R. Leven

Thomas F. Madison             *            Trustee                                              May 19, 2003
-------------------------------
Thomas F. Madison

Janet L. Yeomans              *            Trustee                                              May 19, 2003
-------------------------------
Janet L. Yeomans



                            *By: David K. Downes
                                 ---------------
                                 David K. Downes
                             As Attorney-in-Fact for
                          each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.                Exhibit
-----------                -------

EX-99.(a)(1)(i)            Executed Amended and Restated Declaration of Trust
                           (August 22, 2002)

EX-99.(d)(1)(ii)           Form of Amendment No. 2 (May __, 2003) to Exhibit A
                           of the Investment Management Agreement

EX-99.(d)(3)               Form of Sub-Advisory Agreement (May __, 2003)

EX-99.(e)(1)(i)            Form of Amendment No. 1 to Schedule I (May __, 2003)
                           of Distribution Agreement

EX-99.(e)(3)               Form of Financial Intermediary Distribution Agreement
                           (May 15, 2003) between Delaware Distributors, L.P.
                           and Lincoln Financial Distributors, Inc.

EX-99.(g)(1)(ix)           Form of Letter (May __, 2003) adding the Diversified
                           Income Series to the Custodian Agreement between
                           JPMorgan Chase Bank and the Registrant

EX-99.(h)(1)(ii)           Form of Schedule A (May __, 2003) to Shareholder
                           Services Agreement

EX-99.(h)(2)(ii)           Executed Amendment No. 26 (May 1, 2003) to the
                           Delaware Investments Family of Funds Fund Accounting
                           Agreement

EX-99.(i)                  Opinion of Counsel (May 14, 2003)

EX-99.(j)                  Consent of Auditors (May 16, 2003)

EX-99.(q)(1)               Power of Attorney for Jude T. Driscoll (May 15, 2003)